                                                                   March 6, 2001

Kemper
Important News
                                      for Kemper Global Income Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting Kemper Global Income Fund that will be the subject of a shareholder vote.



                                      Q&A
                             QUESTIONS AND ANSWERS
Q What is happening?
A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kemper Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. The goal is to create one streamlined, multi-class family of funds under the Scudder brand. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your fund as well as your fund Board's considerations in determining to recommend its approval by shareholders.

Q What issues am I being asked to vote on?
A As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:

 . The election of your fund's Board of Trustees;

 . the combination of your fund into Scudder Global Bond Fund, a fund with similar investment policies that is also managed by ZSI; and

 . the ratification of Ernst & Young LLP as your fund's independent auditors.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that you vote FOR each proposal.

Q Why am I voting on my fund's Board of Trustees?
A The Trustees are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement/Prospectus outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds. If the proposal to combine your fund with Scudder Global Bond Fund is approved by the shareholders, the Board of Scudder Global Bond Fund will oversee the operations of the combined fund. You will find information about the members of that fund's board in that fund's statement of additional information, which is available upon request.

                                                             [Kemper Funds logo]

Q What does the Board do for my fund?
A The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.

Q Why has the Board recommended that I vote in favor of the proposed combination?
A As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of funds for the following reasons:

 . As part of ZSI's overall restructuring, your fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

 . The combined fund would adopt your fund's current investment management fee schedule, which is lower than the fee schedule of Scudder Global Bond Fund.

 . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

 . It is a condition of the reorganization that your fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 . Although your fund agreed to pay the estimated costs of the reorganization allocated to Class A shares and a portion of the estimated costs of the reorganization allocated to Class B and Class C shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the reorganization. ZSI agreed to pay a portion of the estimated costs of the reorganization allocated to Class B and Class C shares and all of the costs of the reorganization that exceed estimated costs.

Q How would the reorganization of my fund into another fund be processed?
A As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in Scudder Global Bond Fund. The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down depending on the net asset value (NAV) of your current fund and the NAV of your new fund when the transaction takes place.

Q When would the reorganization take place?
A If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in future communications.

Q What other issues am I asked to vote on?
A You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors. However, if the reorganization of your fund into Scudder Global Bond Fund is approved by a majority of the fund's shareholders, PricewaterhouseCoopers LLP will serve as independent auditors of the combined fund.

Q Whom should I call for additional information about this Proxy
Statement/Prospectus?
A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                  March 6, 2001

Dear Kemper Funds Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand. As part of this program, you are being asked to approve a proposed combination of your Fund with a similar Scudder Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons be-hind the proposed reorganization and proposals that require shareholder ap-proval.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposals that require shareholder approval. The Proxy Statement/Prospectus itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001, our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani
                                           /s/ Mark S. Casady

 Edmund D. Villani                     Mark S. Casady
 Chief Executive Officer               President
 Zurich Scudder Investments, Inc.      Kemper Global Income Fund

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                           KEMPER GLOBAL INCOME FUND

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper Global Income Fund (the "Fund") will be held at the offices of Zu-rich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of the Fund.

  Proposal 2:     To approve an Agreement and Plan of Reorganization for the
                  Fund (the "Plan"). Under the Plan, (i) all or substan-tially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Global Bond Fund,
                  (ii) each shareholder of the Fund would receive shares of Scudder Global Bond Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and
                  (iii) the Fund would then be terminated.

  Proposal 3:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for the Fund for the Fund's current fis-cal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or post-ponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote

FOR any such adjournment those proxies which they are entitled to vote in fa-vor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,

                                                            /s/ Maureen E. Kane

                                                                Maureen E. Kane
                                                                      Secretary

March 6, 2001


 IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1

PROPOSAL 1: ELECTION OF TRUSTEES..........................................   3

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..............  11

   SYNOPSIS...............................................................  11

   PRINCIPAL RISK FACTORS.................................................  34

   THE PROPOSED TRANSACTION...............................................  35

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
  AUDITORS................................................................  45

ADDITIONAL INFORMATION....................................................  45

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                           KEMPER GLOBAL INCOME FUND
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

               by and in exchange for shares of capital stock of
                           SCUDDER GLOBAL BOND FUND,
                             a separate series of
         GLOBAL/INTERNATIONAL FUND, INC. (the "Acquiring Corporation")
                                345 Park Avenue
                         New York, New York 10154-0010
                                (800) 728-3337

                            ----------------------

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Kem-per Global Income Fund (the "Fund") in connection with three proposals. Pro-posal 1 describes the election of Trustees and Proposal 3 proposes the ratifi-cation of the selection of the Fund's auditors.

    In Proposal 2, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Scudder Global Bond Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of capital stock of Scudder Global Bond Fund and the assumption by Scudder Global Bond Fund of all of the liabilities of the Fund, as described more fully below (the "Reorganization"). Shares of Scudder Global Bond Fund received would then be distributed to the sharehold-ers of the Fund in complete liquidation of the Fund. As a result of the Reor-ganization, each shareholder of the Fund will become a shareholder of Scudder Global Bond Fund and will receive shares of Scudder Global Bond Fund having an aggregate net asset value as of the close of business on the business day pre-ceding the closing of the Reorganization (the "Valuation Date") equal to the aggregate net asset value of such shareholder's shares of the Fund as of the close of business on the Valuation Date. The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about June 18, 2001.

                            ----------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

    Proposals 1 and 2 arise out of a restructuring program proposed by Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), the investment manager of both the Fund and Scudder Global Bond Fund, described in more de-tail below. The restructuring program is designed to respond to changing in-dustry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kem-per Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Fund shareholders.

    Scudder Global Bond Fund is a non-diversified series of shares of capital stock of the Acquiring Corporation. The Acquiring Corporation is an open-end management investment company organized as a Maryland corporation. The Fund, which is also non-diversified, is the only active series of shares of benefi-cial interest of Kemper Global Income Fund (the "Acquired Trust"), an open-end management investment company organized as a Massachusetts business trust.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken either by the Fund or Scudder Global Bond Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken ei-ther by the Acquired Trust or the Acquiring Corporation, on behalf of the ap-plicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about Scudder Global Bond Fund that a prospective investor should know before in-vesting and should be retained for future reference. For a more detailed dis-cussion of the investment objective, policies, restrictions and risks of Scudder Global Bond Fund, see Scudder Global Bond Fund's prospectus offering Class A, Class B and Class C shares dated March 1, 2001, as supplemented from time to time, which is included in the materials you received with this docu-ment and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated March 1, 2001, as supplemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and with-out charge by calling or writing the Fund at the telephone number or address listed above.

    Also incorporated herein by reference is Scudder Global Bond Fund's state-ment of additional information relating to Class A, Class B and Class C shares dated March 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Scudder Global Bond Fund at the telephone number or address listed above. A Statement of Additional In-formation, dated March 6, 2001, containing additional information about the Reorganization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Scudder Global Bond Fund at the telephone number or address listed above. Shareholder inqui-ries regarding Scudder Global Bond Fund may be made by calling (800) 728-3337 and shareholder inquiries regarding the Fund may be made by calling (800) 621-1048. The information contained in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

    The Board of Trustees of the Fund is soliciting proxies from shareholders of the Fund for the Special Meeting of Shareholders to be held on May 24, 2001, at ZSI's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjournments or postpone-ments thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Fund. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as de-scribed under Proposal 2, is not approved by shareholders. However, if the Plan is approved, the current Board of Directors of the Acquiring Corporation will oversee the operations of the combined fund (see "Synopsis -- Other Dif-ferences Between the Funds" under Proposal 2).

    As discussed further below, ZSI commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connec-tion with that initiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Fund were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Fund and three of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive offi-cers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees, as well as the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, al-though not necessarily in the same capacity, and (ii) the address of each nom-inee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chi-cago, Illinois 60606.

Nominees for Election as Trustees:

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;    1999
formerly, First Chicago NBD Corporation/The
First National Bank of Chicago: 1996-1998,
Executive Vice President and Chief Risk
Management Officer; 1995-1996, Executive Vice
President and Head of International Banking;
Director, First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation.

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
Lewis A. Burnham (1/8/33),(/1/) Retired;       1989
formerly, Partner, Business Resources Group;
formerly, Executive Vice President, Anchor
Glass Container Corporation.

Mark S. Casady (9/21/60),* Managing Director,  Nominee
ZSI; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing     2000
Director, ZSI.

Donald L. Dunaway (3/8/37),(/1/) Retired;      1989
formerly, Executive Vice President, A.O.
Smith Corporation (diversified manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished   Nominee
Fellow, University of Illinois Institute of
Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated
with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon
Group Properties, Inc.; formerly, Governor,
State of Illinois.

William F. Glavin (8/30/58),* Managing         Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product Development,
The Dreyfus Corporation.

Robert B. Hoffman (12/11/36),(/1/) Retired;    1989
formerly, Chairman, Harnischfeger Industries,
Inc. (machinery for the mining and paper
industries); formerly, Vice Chairman and
Chief Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products); formerly, Vice
President, Head of International Operations,
FMC Corporation (manufacturer of machinery
and chemicals); Director, Harnischfeger
Industries, Inc.

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
Shirley D. Peterson (9/3/41),(/1/) Retired;    1995
formerly, President, Hood College; formerly,
Partner, Steptoe & Johnson (attorneys); prior
thereto, Commissioner, Internal Revenue
Service; prior thereto, Assistant Attorney
General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of    Nominee
Finance, New York University, Stern School of
Business; Director, the Wartburg Foundation;
Chairman, Finance Committee of Morehouse
College Board of Trustees; Director, American
Bible Society Investment Committee;
previously member of the Investment Committee
of Atlanta University Board of Trustees;
formerly Director of Board of Pensions
Evangelical Lutheran Church in America.

William P. Sommers (7/22/33),(/1/) Retired;    1989
formerly, President and Chief Executive
Officer, SRI International (research and
development); prior thereto, Executive Vice
President, Iameter (medical information and
educational service provider); prior thereto,
Senior Vice President and Director, Booz,
Allen & Hamilton Inc. (management consulting
firm); Director, PSI Inc., Evergreen Solar,
Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.

John G. Weithers (8/8/33),(/3/) Formerly,      Nominee
Chairman of the Board and Chief Executive
Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of
the Members of the Corporation and Trustee,
DePaul University; Director, International
Federation of Stock Exchanges; Director,
Records Management Systems.

-----------
* Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(/1/) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies with 45 portfolios managed by ZSI.
(/2/) Ms. Coughlin serves as a board member of 56 investment companies with
      137 portfolios managed by ZSI.
(/3/) Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                                 Present Office with the
                                Fund; Principal Occupation
Name (Date of Birth)         or Employment and Directorships
--------------------       ------------------------------------
Donald R. Jones (1/17/30)  Trustee; Retired; formerly,
                           Director, Motorola, Inc.
                           (manufacturer of electronic
                           equipment and components); Executive
                           Vice President and Chief Financial
                           Officer, Motorola, Inc.

    Appendix 1 lists the number of shares of the Fund owned directly or bene-ficially by the Trustees and by the nominees for election.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individu-als who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Indepen-dent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current In-dependent Trustees of the Fund.

    The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to the In-vestment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select inde-pendent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Com-mittee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that deline-ates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    The Board of Trustees has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for considera-tion as nominees for membership on the Board and oversees the administration of the Acquired Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Fund. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Pe-terson and William P. Sommers. The Nominating and Governance Committee held two meetings during calendar year 2000.

Officers

    The following persons are officers of the Fund:

                              Present Office with the Fund;
                                 Principal Occupation or       Year First Became
Name (Date of Birth)                 Employment(/1/)            an Officer(/2/)
--------------------        ---------------------------------  -----------------
Mark S. Casady............. President; Managing Director,            1998
 (9/21/60)                  ZSI; formerly, Institutional
                            Sales Manager of an unaffiliated
                            mutual fund distributor.

Linda C. Coughlin.......... Trustee, Vice President and              2000
 (1/1/52)                   Chairperson; Managing Director,
                            ZSI.

Philip J. Collora.......... Vice President and Assistant             1989
 (11/15/45)                 Secretary; Attorney, Senior Vice
                            President, ZSI.

Kathryn L. Quirk........... Vice President; Managing                 1998
 (12/3/52)                  Director, ZSI.

Richard L. Vandenberg...... Vice President; Managing                 2001
 (11/16/49)                 Director, ZSI; formerly, Senior
                            Vice President and portfolio
                            manager with an unaffiliated
                            investment management firm.

Jan C. Faller.............. Vice President; Vice President,          2000
 (8/16/66)                  ZSI.

Linda J. Wondrack.......... Vice President; Managing                 1998
 (9/12/64)                  Director, ZSI.

John R. Hebble............. Treasurer; Senior Vice President,        1998
 (6/27/58)                  ZSI.

Brenda Lyons............... Assistant Treasurer; Senior Vice         1998
 (2/21/63)                  President, ZSI.

Maureen E. Kane............ Secretary; Vice President, ZSI;          1998
 (2/14/62)                  formerly, Assistant Vice
                            President of an unaffiliated
                            investment management firm; prior
                            thereto, Associate Staff Attorney
                            of an unaffiliated investment
                            management firm, and Associate,
                            Peabody & Arnold (law firm).

Caroline Pearson........... Assistant Secretary; Managing            1998
 (4/1/62)                   Director, ZSI; formerly,
                            Associate, Dechert Price & Rhoads
                            (law firm) 1989 to 1997.

-----------
(/1/) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(/2/) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Fund.

Compensation of Trustees and Officers

    The Fund pays the Independent Trustees a monthly retainer and an atten-dance fee, plus expenses, for each Board meeting and committee meeting attend-ed. As reflected below, the Trustees currently serve as board members of vari-ous other Kemper Funds. ZSI supervises the Fund's investments, pays the com-pensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stock-holders of ZSI and participate in the fees paid to that firm, although the Fund makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Fund are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Fund who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds).

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from the Fund.

    Column (2) Aggregate compensation received by each Trustee from the Fund during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                                                                    Total
                                                              Compensation from
                                       Aggregate Compensation       Fund
Name of Trustee                              from Fund        Complex(/2/)(/3/)
---------------                        ---------------------- -----------------
John W. Ballantine....................       $1,533.32           $183,570.00
Lewis A. Burnham......................       $1,537.74           $154,040.00
Donald L. Dunaway(/1/)................       $1,741.05           $205,350.00
Robert B. Hoffman.....................       $1,628.64           $163,890.00
Donald R. Jones.......................       $1,627.98           $163,170.00
Shirley D. Peterson...................       $1,649.22           $149,010.00
William P. Sommers....................       $1,518.40           $153,330.00

-----------
(/1/) Pursuant to deferred compensation agreements with the Fund, Mr. Dunaway has deferred, in prior years, compensation from the Fund. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (in-cluding interest thereon) payable from the Fund to Mr. Dunaway are $13,300.
(/2/) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios.
(/3/) Aggregate compensation reflects amounts paid to the Trustees for numer-ous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implica-tions), liquidations of certain funds, implementation of an administra-tion agreement for certain funds (including fee caps) and the consolida-tion of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520 and $43,200 for Messrs. Ballantine, Burnham,
      Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A por-tion of these meeting fees was borne by ZSI.

                 The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

                       PROPOSAL 2: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Scudder Global Bond Fund in exchange for Class A, Class B and Class C shares of Scudder Global Bond Fund; (b) the distribution of such shares to the share-holders of the Fund in complete liquidation of the Fund; and (c) the termina-tion of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder Global Bond Fund, a fund with simi-lar investment characteristics and managed by the same investment manager as the Fund. Immediately after the Reorganization, each shareholder of the Fund will hold shares of the class of shares of Scudder Global Bond Fund that cor-responds to the class of shares of the Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

    ZSI is the investment manager of both Funds. If the Reorganization is com-pleted, the Fund's shareholders will continue to enjoy all of the same share-holder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvest-ment. Services provided to the Class A, Class B and Class C shareholders of Scudder Global Bond Fund are identical to those currently provided to share-holders of the corresponding class of the Fund. See "Purchases, Exchanges and Redemptions."

Background of the Reorganization

    The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this ex-pansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund sharehold-ers. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and poli-cies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment performance and increase efficiency of operations. The restructuring program will not re-sult in any changes in the shareholder services currently offered to share-holders of the Kemper Funds.

    Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, ZSI provides or pays for substantially all services that the fund normally requires for its opera-tions, other than those provided under the fund's investment management agree-ment and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experi-ence, and, for the term of the administrative services agreement, transfers substantially all of the risk of increased costs to ZSI. Likewise, ZSI re-ceives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. Scudder Global Bond Fund has implemented such an administrative fee, as described in "Administrative Fee" below. As part of the restructuring effort, ZSI has proposed extending this administrative fee structure to those funds currently offered under the Kemper name.

    The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a pos-itive impact on ZSI as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

    Since receiving ZSI's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of ZSI, the Independent Trustees have requested, and ZSI has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" be-low.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . As part of ZSI's overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

  . The combined fund would adopt the Fund's current investment management fee schedule, which is lower than the fee schedule of Scudder Global Bond Fund.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A shares and a portion of the estimated costs of the Reorganization allocated to Class B and Class C shares, manage-ment has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorganization. ZSI agreed to pay a portion of the estimated costs of the Reorganization allocated to Class B and Class C shares and all of the costs of the Reorganization that exceed estimated costs.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

  . the Reorganization is in the best interests of the Fund and its share-holders; and

  . the interests of the existing shareholders of the Fund will not be di-luted as a result of the Reorganization.

    Accordingly, the Trustees unanimously recommend approval of the Plan ef-fecting the Reorganization. If the Plan is not approved, the Fund will con-tinue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of the Fund and Scudder Global Bond Fund. Please be aware that this is only a summary. More complete information may be found in the Funds' prospectuses.

    The investment objectives, policies and restrictions of the Funds are sim-ilar. Some differences do exist. The investment objective of Scudder Global Bond Fund is to provide total return, with an emphasis on current income; cap-ital appreciation is a secondary objective. The Fund's investment objective is to provide high current income consistent with prudent total return asset man-agement. There can be no assurance that either Fund will achieve its invest-ment objectives.

    Each Fund invests primarily in investment-grade bonds and other income-producing securities of issuers from around the world. Scudder Global Bond Fund invests at least 65% of its total assets in investment-grade bonds of is-suers from around the world, including the United States. Scudder Global Bond Fund can buy many types of income-producing securities, among them U.S. and foreign government bonds, corporate bonds and mortgage- and asset-backed secu-rities. The Fund invests at least 65% of its total assets in foreign and U.S. investment-grade bonds and other income-producing securities. While the Fund may invest in securities issued by any issuer and in any currency, it gener-ally focuses on issuers in developed markets, such as Australia, Canada, Ja-pan, New Zealand, the U.S. and Western Europe, and on securities of other countries that are denominated in the currencies of these countries or the eu-ro. The Fund invests at least 65% of its total assets in at least three coun-tries. Scudder Global Bond Fund may invest substantially in issuers of one or more countries and will have investments in debt securities of issuers from a minimum of three different countries. To a more limited extent, each Fund may use various types of derivatives (contracts whose value is based on, for exam-ple, indices, currencies or securities), although the Investment Manager does not expect to use derivatives as principal investments for either Fund, and might not use them at all.

    Scudder Global Bond Fund invests at least 65% of its total assets in in-termediate- and long-term bonds of the top four grades of credit quality, and at least 15% of its total assets in U.S. dollar-denominated securities. The Fund normally invests at least 65% of its total assets in investment-grade bonds, which are those in the top four credit grades (i.e., BBB/Baa and above). Each Fund may invest up to 35% of its net assets in foreign or domes-tic debt securities of any credit quality, including junk bonds (i.e., grade BB and below). Although each Fund may adjust its duration (a measure of sensi-tivity to interest rate movements), the Investment Manager generally intends to keep it between four and six years for each Fund.

    Jan C. Faller is the lead portfolio manager for Scudder Global Bond Fund and is a co-lead portfolio manager for the Fund. Robert Stirling is a co-lead portfolio manager for the Fund, but is not a portfolio manager for Scudder Global Bond Fund. In making buy and sell decisions for each Fund, the Invest-ment Manager typically considers a number of factors, such as economic out-look, interest rate movements, security characteristics and changes in supply and demand within the global bond markets. Currency outlooks and credit qual-ity are also considered, in the case of Scudder Global Bond Fund, while infla-tion trends are considered, in the case of the Fund. In choosing individual bonds for each Fund, the Investment Manager uses independent analysis to look for bonds that have attractive yields and, in the case of Scudder Global

Bond Fund, show improving credit, and, in the case of the Fund, that have good credit. With respect to Scudder Global Bond Fund, the Investment Manager pre-fers, but may not exclusively invest in, bonds that are denominated in stable or strengthening currencies.

    The Funds' fundamental investment restrictions, as set forth under "In-vestment Restrictions" in each Fund's statement of additional information, are substantially similar. Fundamental investment restrictions may not be changed without the approval of Fund shareholders. The Funds' non-fundamental invest-ment restrictions (i.e., those changeable by the Board without shareholder ap-proval), as set forth under "Investment Restrictions" in each Fund's statement of additional information, are identical, except that: (i) Scudder Global Bond Fund may not lend portfolio securities in an amount greater than 5% of its to-tal assets, while the Fund may not lend portfolio securities in an amount greater than one third of its total assets, and (ii) the Fund, and not Scudder Global Bond Fund, has a stated non-fundamental investment restriction limiting the Fund's investments in illiquid securities to no more than 15% of its net assets. Both Funds are, however, subject to the 15% restriction on illiquid securities pursuant to applicable regulation. Investors should refer to each Fund's statement of additional information for a more detailed description of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for Scudder Global Bond Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fis-cal year ended October 31, 2000 was 95%. The portfolio turnover rate for the Fund for the fiscal year ended December 31, 2000 was 64%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Comparative Considerations

    The portfolio characteristics of the combined fund after the Reorganiza-tion will reflect the blended characteristics of the Fund and Scudder Global Bond Fund. The following characteristics are as of December 31, 2000 for both Funds and also reflect the blended characteristics of both Funds after the Re-organization as of that same date.

                             Portfolio Composition

                                                                   Portfolio Quality(/3/)
                                        Avg.         Avg.     --------------------------------
                                      Maturity     Duration                             BB and
                         Yield(/1/) (Years)(/2/) (Years)(/2/)  AAA     AA     A    BBB  below
                         ---------- ------------ ------------ ------ ------ ----- ----- ------
Fund....................   3.77%        8.1          4.8      68.00% 17.00% 7.00% 4.00% 4.00%
Scudder Global Bond
 Fund...................   4.07%        8.2          4.8      70.00% 20.00% 4.00% 4.00% 2.00%
Scudder Global Bond
 Fund --Pro Forma
 Combined(/4/)..........   4.00%        8.2          4.8      69.53% 19.30% 4.70% 4.00% 2.47%

                          Fund Global Diversification

                                                   Scudder Global
                                                     Bond Fund    Scudder Global
                                                      (% total     Bond Fund --
                                   Fund (% total       assets       Pro Forma
Country                           assets invested)   invested)    Combined(/4/)
-------                           ---------------- -------------- --------------
United States....................      28.00%          37.00%         34.91%
Germany..........................      15.00%          12.00%         12.70%
France...........................       7.00%          11.00%         10.10%
United Kingdom...................       3.00%           6.00%          5.30%
Norway...........................       5.00%           5.00%          5.00%
Denmark..........................       5.00%           4.00%          4.20%
Canada...........................       2.00%           4.00%          3.50%
Italy............................       2.00%           4.00%          3.50%
El Salvador......................       0.00%           4.00%          3.10%
Spain............................      11.00%           0.00%          2.60%
Belgium..........................       2.00%           3.00%          2.80%
Mexico...........................       2.00%           2.00%          2.00%
Japan............................       0.00%           2.00%          1.50%
Austria..........................       4.00%           0.00%          0.90%
Other............................      14.00%           6.00%          7.90%

-----------
(/1/) The yield provided for the Fund represents the yield for its Class A shares and the yield provided for Scudder Global Bond Fund represents the yield for its Class S shares, each for the 30 days ended December 31, 2000. The yield is computed by dividing the net investment income per share earned during a specified one month or 30-day period by the maximum offering price per share on the last day of the period. In the case of the Class S shares of Scudder Global Bond Fund, the maximum of-fering price was calculated using the up-front sales charge applicable to Class A shares. The Pro Forma yield reflects the Class A shares' up-front sales charge and estimated expense ratio of the combined fund, giving effect to the Reorganization, and, therefore, is not necessarily indicative of the actual yield to any particular shareholder. The yield for other classes of shares would vary.

(/2/) Both dollar-weighted average maturity and duration reflect the sensitiv-ity of a Fund to interest rate fluctuations. The average dollar-weighted maturity of a Fund is the dollar-weighted average of the stated maturi-ties of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. Other factors being equal (e.g., portfolio quality), a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. For example, a Fund with a duration of five years is expected to experience a price decrease of roughly five percent for each percent increase in interest rates, while a comparable fund with a duration of four years is expected to experience a price decrease of roughly four percent for the same change in interest rates.
(/3/) Represents the lower of ratings by Moody's and S&P. See the Appendix to each Fund's statement of additional information for a general descrip-tion of Moody's and S&P's ratings.
(/4/) Reflects the blended characteristics of the Fund and Scudder Global Bond
      Fund as of December 31, 2000. The portfolio composition and characteris-tics of the combined fund will change consistent with its stated invest-ment objectives and policies.

Performance

    The following tables show how the returns of the Fund and Scudder Global Bond Fund over different periods average out. For context, the tables also in-clude a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performance of both Funds and the index vary over time, and past performance is not necessarily indicative of future results. All fig-ures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class A Shares

                                                                        Since
                                 Past Year Past 5 Years Past 10 Years Inception*
                                 --------- ------------ ------------- ----------
Fund -- Class A(/1/)...........   (0.96%)     2.00%         4.59%         N/A
Scudder Global Bond Fund --
  Class A(/2/).................   (0.60%)     1.70%           N/A       3.54%
Comparative Index for both
  Funds: Salomon Brothers World
  Government Bond Index(/3/)...    1.59%      3.10%         6.98%       7.30%

-----------

* Inception date of the Scudder Global Bond Fund's Class S shares is March 1, 1991. Index comparison begins March 31, 1991.
(/1/)  Class A performance is adjusted for maximum sales charge.
(/2/) Class A shares of Scudder Global Bond Fund are newly offered and there-fore have no available performance information. The average annual total returns for Scudder Global Bond Fund's Class A shares are derived from the historical performance of Class S shares, adjusted to reflect the impact of the maximum initial sales charge and the higher total annual operating expenses applicable to Class A shares.
(/3/) The Salomon Brothers World Government Bond Index is an unmanaged index comprised of government bonds from eighteen countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Austra-lia, Switzerland, Denmark, Austria, Belgium, Finland, Ireland, Italy, Portugal, Spain and Sweden) with maturities greater than one year.

    Total return for Scudder Global Bond Fund would have been lower during all three periods shown in the table above if the Investment Manager had not main-tained expenses since inception.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class B Shares

                                                            Since       Since
                                   Past Year Past 5 Years Inception* Inception**
                                   --------- ------------ ---------- -----------
Fund -- Class B(/1/).............    0.17%      2.06%         N/A       4.73%
Scudder Global Bond Fund -- Class
  B(/2/).........................    0.26%      1.45%       3.05%         N/A
Comparative Index for both Funds:
  Salomon Brothers World
  Government Bond Index(/3/).....    1.59%      3.10%       7.30%       5.58%

-----------

* Inception date of Scudder Global Bond Fund's Class S shares is March 1, 1991. Index comparison begins March 31, 1991.
** Inception date of the Fund's Class B shares is May 31, 1994. Index com-parison begins May 31, 1994.
(/1/) Class B performance is adjusted for maximum contingent deferred sales charge.
(/2/) Class B shares of Scudder Global Bond Fund are newly offered and there-fore have no available performance information. The average annual total returns for Scudder Global Bond Fund's Class B shares are derived from the historical performance of Class S shares, adjusted to reflect the impact of the maximum contingent deferred sales charge and the higher total annual operating expenses applicable to Class B shares.
(/3/) The Salomon Brothers World Government Bond Index is an unmanaged index comprised of government bonds from eighteen countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Austra-lia, Switzerland, Denmark, Austria, Belgium, Finland, Ireland, Italy, Portugal, Spain and Sweden) with maturities greater than one year.

    Total return for Scudder Global Bond Fund would have been lower during all three periods shown in the table above if the Investment Manager had not main-tained expenses since inception.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class C Shares

                                                            Since       Since
                                   Past Year Past 5 Years Inception* Inception**
                                   --------- ------------ ---------- -----------
Fund -- Class C..................    3.34%      2.33%         N/A       4.82%
Scudder Global Bond Fund -- Class
  C(/1/).........................    3.28%      1.85%       3.23%         N/A
Comparative Index for both Funds:
  Salomon Brothers World
  Government Bond Index(/2/).....    1.59%      3.10%       7.30%       5.58%

-----------
* Inception date of Scudder Global Bond Fund's Class S shares is March 1, 1991. Index comparison begins March 31, 1991.
** Inception date of the Fund's Class C shares is May 31, 1994. Index com-parison begins May 31, 1994.
(/1/) Class C shares of Scudder Global Bond Fund are newly offered and there-fore have no available performance information. The average annual total returns for Scudder Global Bond Fund's Class C shares are derived from the historical performance of Class S shares, adjusted to reflect the impact of the higher total annual operating expenses applicable to Class C shares.
(/2/) The Salomon Brothers World Government Bond Index is an unmanaged index comprised of government bonds from eighteen countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Austra-lia, Switzerland, Denmark, Austria, Belgium, Finland, Ireland, Italy, Portugal, Spain and Sweden) with maturities greater than one year.

    Total return for Scudder Global Bond Fund would have been lower during all three periods shown in the table above if the Investment Manager had not main-tained expenses since inception.

    For management's discussion of Scudder Global Bond Fund's performance for the fiscal year ended October 31, 2000, please refer to Exhibit B. Sharehold-ers of the Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares, which would reduce performance.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. ZSI is a Delaware corpo-ration located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of October 31, 2000, Scudder Global Bond Fund had total net assets of $143,369,238. For the fiscal year ended October 31, 2000, Scudder Global Bond Fund paid the Investment Manager a fee of 0.49% (after waivers) of its average daily net assets. As of December 31, 2000, the Fund had total net assets of $44,497,355. For the fiscal year ended December 31, 2000, the Fund paid the Investment Manager a fee of 0.75% of its average daily net assets.

    Currently, the fee schedules for the Fund and Scudder Global Bond Fund are as follows:

                Fund                              Scudder Global Bond Fund
-------------------------------------       ------------------------------------------
Average Daily Net Assets     Fee Rate       Average Daily Net Assets       Fee Rate
------------------------     --------       ------------------------       --------
First $250 million            0.75%         First $1 billion                0.75%
Next $750 million             0.72%         Over $1 billion                 0.70%
Next $1.5 billion             0.70%
Next $2.5 billion             0.68%
Next $2.5 billion             0.65%
Next $2.5 billion             0.64%
Next $2.5 billion             0.63%
Over $12.5 billion            0.62%

    ZSI has proposed that Scudder Global Bond Fund adopt the lower fee sched-ule of the Fund stated in the table above. The effectiveness of the new in-vestment management agreement for Scudder Global Bond Fund and the Closing are contingent upon each other. Based upon the Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for the Fund is 0.75%. Based upon each Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for Scudder Global Bond Fund after the Reorganization would be 0.75% of average daily net assets, giving effect to the proposed new investment man-agement agreement.

    From its investment management fee received from the Fund, ZSI pays to the Fund's sub-adviser, Scudder Investments U.K. Limited, 1 South Place, London, U.K. EC42M 2ZS, a monthly fee at the annual rate of 0.30% of the Fund's aver-age daily net assets.

Administrative Fee

    Scudder Global Bond Fund has entered into an administrative services agreement with ZSI (the "Administration Agreement"), pursuant to which ZSI provides or pays others to provide substantially all of the administrative services required by the Class A, Class B and Class C shares of Scudder Global Bond Fund (other than those provided by ZSI under its investment management agreement with that Fund) in exchange for the payment by Scudder Global Bond Fund of an annual administrative services fee (the "Administrative Fee") equal to 0.400%, 0.450% and 0.425% of average daily net assets attributable to the Class A, Class B and Class C shares, respectively. The fees for the services provided by Kemper Distributors, Inc. ("KDI") under its current shareholder services agreement and underwriting and distribution services agreement with Scudder Global Bond Fund are not covered by, and are in addition to, the Ad-ministrative Fee. One effect of this arrangement is to make Scudder Global Bond Fund's future expense ratio more predictable. On the other hand, the ad-ministrative fee rate does not decrease with economies of scale from increases in asset size or decreased operating expenses. The details of this arrangement (including expenses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Scudder Global Bond Fund pursu-ant to separate agreements. These Service Providers may differ from the cur-rent Service Providers of the Fund. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes net asset value for Scudder Global Bond Fund and maintains its accounting records. Kemper Service Company, also a subsidiary of ZSI, is the transfer, shareholder servicing and dividend-paying agent for the Class A, Class B and Class C shares of Scudder Global Bond Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping serv-ices for shareholder accounts in certain retirement and employee benefit plans. As custodian, Brown Brothers Harriman & Company holds the portfolio se-curities of Scudder Global Bond Fund, pursuant to a custodian agreement. Other Service Providers include the independent public accountants and legal counsel for Scudder Global Bond Fund.

    Under the Administration Agreement, each Service Provider provides the services to Scudder Global Bond Fund described above, except that ZSI pays these entities for the provision of their services to Scudder Global Bond Fund and pays most other fund expenses, including insurance, registration, printing and postage fees. In return, Scudder Global Bond Fund pays ZSI the Administra-tive Fee.

    The Administration Agreement will remain in effect with respect to the Class A, Class B and Class C shares for an initial term ending September 30, 2003, subject to earlier termination by the directors that oversee Scudder

Global Bond Fund. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is ap-proved at least annually by a majority of the directors, including the Inde-pendent Directors, that oversee Scudder Global Bond Fund. The fee payable by Scudder Global Bond Fund to ZSI pursuant to the Administration Agreement is reduced by the amount of any credit received from Scudder Global Bond Fund's custodian for cash balances.

    Certain expenses of Scudder Global Bond Fund are not borne by ZSI under the Administration Agreement, such as taxes, brokerage, interest and extraor-dinary expenses, and the fees and expenses of the Independent Directors (in-cluding the fees and expenses of their independent counsel). Scudder Global Bond Fund continues to pay the fees required by its investment management agreement with ZSI. In addition, it pays the fees under its services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Services Fees" below.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B and Class C shares of Scudder Global Bond Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of each class of Scudder Global Bond Fund following the Reorganization will be lower than the current expense ratio of the corresponding class of the Fund. Unless otherwise noted, the informa-tion is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 (prior to the creation of Class A, Class B and Class C shares of Scudder Global Bond Fund) and on a pro forma ba-sis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period.

                           Expense Comparison Table
                                Class A Shares

                                                                    Scudder
                                                                    Global
                                                    Scudder      Bond Fund --
                                                    Global         Pro Forma
                                             Fund  Bond Fund     Combined(/1/)
                                            ------ ---------     -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......   4.50%   4.50%           4.50%
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................    None    None            None
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.........    None    None            None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)................    None    None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees...........................   0.75%   0.75%           0.75%
Distribution and/or Service (12b-1) Fees..    None   0.25%(/3/)      0.22%(/4/)
Other Expenses............................   1.09%   0.40%(/5/)      0.40%
Total Annual Fund Operating Expenses......   1.84%   1.40%           1.37%
Expense Example of Total Operating
  Expenses at the End of the Period(/6/)
One Year..................................  $  629  $  586          $  583
Three Years...............................  $1,003  $  873          $  864
Five Years................................  $1,401  $1,181          $1,166
Ten Years.................................  $2,511  $2,054          $2,022

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder Global Bond Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. Pro Forma expenses re-flect the implementation of Scudder Global Bond Fund's Administration Agreement and the adoption of a distribution plan.
(/2/) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and 0.50% if sold during the second year after purchase.
(/3/) Reflects a shareholder services fee of 0.25%. The shareholder services fee for Scudder Global Bond Fund is authorized by a Plan adopted pursu-ant to Rule 12b-1 under the 1940 Act. Class A shares of the Fund also bear a shareholder services fee of up to 0.25%, which is included under the

    "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) The maximum fee rate authorized to be paid pursuant to the shareholder services agreement is 0.25%.
(/5/) Restated to reflect the implementation of Scudder Global Bond Fund's Ad-
      ministration Agreement.
(/6/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, total operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

                            Expense Comparison Table
                                 Class B Shares

                                                                    Scudder
                                                                    Global
                                                    Scudder      Bond Fund --
                                                    Global         Pro Forma
                                             Fund  Bond Fund     Combined(/1/)
                                            ------ ---------     -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......    None    None            None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................   4.00%   4.00%           4.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.........    None    None            None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)................    None    None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees...........................   0.75%   0.75%           0.75%
Distribution and/or Service (12b-1) Fees..   0.75%   1.00%(/3/)      1.00%(/3/)
Other Expenses............................   1.04%   0.45%(/4/)      0.45%
Total Annual Fund Operating Expenses......   2.54%   2.20%           2.20%
Expense Example of Total Operating
  Expenses Assuming Redemption at the End
  of the Period(/5/)
One Year..................................  $  657  $  623          $  623
Three Years...............................  $1,091  $  988          $  988
Five Years................................  $1,550  $1,380          $1,380
Ten Years.................................  $2,548  $2,146          $2,131
Expense Example of Total Operating
  Expenses Assuming No Redemption at the
  End of the Period(/5/)
One Year..................................  $  257  $  223          $  223
Three Years...............................  $  791  $  688          $  688
Five Years................................  $1,350  $1,180          $1,180
Ten Years.................................  $2,548  $2,146          $2,131

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder Global Bond Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Scudder Global Bond Fund's Administration Agreement and the adoption of a distribution plan.

(/2/) Contingent deferred sales charges on Class B shares sold during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(/3/) Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder Global Bond Fund is authorized by a Plan adopted pursu-ant to Rule 12b-1 under the 1940 Act. Class B shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) Restated to reflect the implementation of Scudder Global Bond Fund's Ad-
      ministration Agreement.
(/5/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase. This is only an example; your actual expenses will be different.

                            Expense Comparison Table
                                 Class C Shares

                                                                    Scudder
                                                                    Global
                                                    Scudder      Bond Fund --
                                                    Global         Pro Forma
                                             Fund  Bond Fund     Combined(/1/)
                                            ------ ---------     -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)......    None    None            None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)..........................   1.00%   1.00%           1.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.........    None    None            None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)................    None    None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees...........................   0.75%   0.75%           0.75%
Distribution and/or Service (12b-1) Fees..   0.75%   1.00%(/3/)      1.00%(/3/)
Other Expenses............................   0.92%   0.43%(/4/)      0.43%
Total Annual Fund Operating Expenses......   2.42%   2.18%           2.18%
Expense Example of Total Operating
  Expenses Assuming Redemption at the End
  of the Period(/5/)......................
One Year..................................  $  345  $  321          $  321
Three Years...............................  $  755  $  682          $  682
Five Years................................  $1,291  $1,169          $1,169
Ten Years.................................  $2,756  $2,513          $2,513
Expense Example of Total Operating
  Expenses Assuming No Redemption at the
  End of the Period(/5/)
One Year..................................  $  245  $  221          $  221
Three Years...............................  $  755  $  682          $  682
Five Years................................  $1,291  $1,169          $1,169
Ten Years.................................  $2,756  $2,513          $2,513

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder Global Bond Fund -- Pro Forma Combined column reflects ex-penses estimated for the combined fund subsequent to the Reorganization and reflects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Scudder Global Bond Fund's Administration Agreement and the adoption of a distribution plan.

(/2/) Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(/3/) Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder Global Bond Fund is authorized by a Plan adopted pursu-ant to Rule 12b-1 under the 1940 Act. Class C shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) Restated to reflect the implementation of Scudder Global Bond Fund's Ad-
      ministration Agreement.
(/5/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. This is only an example; your actual expenses will be different.

Distribution and Services Fees

    Pursuant to an underwriting and distribution services agreement with Scudder Global Bond Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, acts as the principal under-writer and distributor of the Class A, Class B and Class C shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Scudder Global Bond Fund has adopted distribution plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the existing distribution plans adopted by the Fund, with one exception. As under the current distribution plans for the Fund, Scudder Global Bond Fund pays KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. The distribution plans for Scudder Global Bond Fund, however, unlike the distribution plans for the Fund, also authorize the payment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the shareholder services agreement (the "Services Agreement") described below. Neither KDI nor the Trustees of the Fund believe that the services performed by KDI under the Services Agreement have been primarily intended to result in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing share-holders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the distribution plans for Scudder Global Bond Fund authorize the payment of the services fee. The fact that the services fee is authorized by Scudder Global Bond Fund's distribution plans does not change the fee rate or affect the nature or quality of the services provided by KDI.

    Pursuant to the Services Agreement with Scudder Global Bond Fund, which is substantially identical to the current services agreement with the Fund, KDI receives a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Scudder Global Bond Fund. KDI uses the services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold those clas-ses of shares of Scudder Global Bond Fund, and may retain any portion of the fee not paid to firms to compensate itself for administrative functions per-formed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Purchases, Exchanges and Redemptions

    Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges and redemptions of Class A, Class B and Class C shares of Scudder Global Bond Fund are identical to those of the Fund. Shares of Scudder Global Bond Fund are exchangeable for shares of the same class of most other open-end funds advised by ZSI offering such shares.

    Corresponding classes of shares of Scudder Global Bond Fund have identical sales charges to those of the Fund. Scudder Global Bond Fund has a maximum initial sales charge of 4.50% on Class A shares. Shareholders who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within two years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automatically convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase.

    Class A, Class B and Class C shares of Scudder Global Bond Fund received in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund exchanged for shares of Scudder Global Bond Fund as a result of the Reorganization. However, following the Reorganization, any CDSC that applies to shares of the Fund will continue to apply to shares of Scudder Global Bond Fund received in the Reor-ganization, using the original purchase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorgani-zation.

    Services available to shareholders of Class A, Class B and Class C shares of Scudder Global Bond Fund are identical to those available to shareholders of the corresponding classes of shares of the Fund and include the purchase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B and Class C shares, and reinvestment privileges. Please see Scudder Global Bond Fund's prospectus for additional information.

Dividends and Other Distributions

    Each Fund intends to distribute dividends from net investment income monthly and capital gains in December, or otherwise as needed. Additional dis-tributions may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, sent to the shareholder by check. For re-tirement plans, reinvestment is the only option.

    If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and un-distributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds.

    Charter Documents.

    The Acquired Trust is established as a Massachusetts business trust pursu-ant to a Declaration of Trust (the "Declaration"). The Acquiring Corporation is organized as a Maryland corporation under Articles of Incorporation (the "Articles"). Although the organizational documents of the Acquired Trust and the Acquiring Corporation are similar, some differences do exist. The more significant differences are listed below.

  . A trustee of the Acquired Trust may be removed for cause by a majority of the trustees, while removal without cause requires a majority vote of shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter; removal of a director of the Acquiring Cor-poration requires a majority vote of a) the board of directors, b) a committee of the board of directors appointed for such purpose, or c) the stockholders by vote of a majority of the outstanding shares of the Acquiring Corporation.

  . A special meeting of Fund shareholders may be called by shareholders holding at least 25% of the Fund's shares then outstanding (10% of the Acquired Trust's shares if the purpose is to determine the re-moval of a Trustee); a special meeting of the Acquiring Corporation's shareholders may be called by shareholders holding at least 50% of the outstanding shares.

    There are differences in the potential liabilities of shareholders of a Massachusetts business trust as compared to those of a Maryland corporation, as described below in "The Proposed Transaction -- Description of Securities to Be Issued."

    Trustees/Directors and Officers.

    The Trustees of the Fund, currently and as proposed under Proposal 1, are different from the Directors of Scudder Global Bond Fund. As described in Scudder Global Bond Fund's statement of additional information, which is available upon request, the following individuals comprise the Board of Direc-tors of Scudder Global Bond Fund: Henry P. Becton, Jr., Linda C. Coughlin, Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Joan E. Spero, Jean Gleason Stromberg, Jean C. Tempel and Steven Zaleznick. In addition, the offi-cers of the Fund and Scudder Global Bond Fund are different. (See Proposal 1 and each Fund's statement of additional information for further information.)

    Fiscal Year.

    The Fund's fiscal year-end is December 31. Scudder Global Bond Fund's fis-cal year-end is October 31.

    Custodian.

    The Fund's custodian is The Chase Manhattan Bank. Scudder Global Bond Fund's custodian is Brown Brothers Harriman & Company.

    Auditors.

    The Fund's auditors are Ernst & Young LLP. Scudder Global Bond Fund's au-ditors are PricewaterhouseCoopers LLP.

Tax Consequences

    As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                                   *   *   *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by the Funds are similar. The main risks appli-cable to each Fund include, among others, management risk (i.e., securities selection by the Investment Manager), risk associated with global interest rates, credit quality risk, risk associated with foreign investments and for-eign currency risk. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of an investment in the Funds. In ad-dition, mortgage- and asset-backed securities carry additional risks. Any un-expected behavior in interest rates could hurt the performance of these secu-rities. For example, if interest rates drop significantly, holders of mort-gages represented by mortgage-backed securities are more likely to refinance, thus prepaying their obligations and potentially forcing Scudder Global Bond Fund, to the extent that it invests in mortgage-backed securities, to reinvest in securities that pay lower interest rates. Credit quality risk refers to the fact that if a portfolio security declines in credit quality or goes into de-fault, it could hurt Fund performance. Investments in high yield securities, or "junk bonds," entail relatively greater risk of loss of income and princi-pal than investments in higher rated securities, and may fluctuate more in value. Foreign bonds tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. When the dollar value of a foreign currency falls, so does the value of any investments a Fund owns that are denominated in that currency. In addition, each Fund presents the risk associated with being non-diversified. Since each Fund is non-diversi-fied, its investment returns are more likely to be impacted by changes in the market value and returns of any one portfolio holding as compared to diversi-fied funds. Lastly, the Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to each Fund, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTION

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Fund to Scudder Global Bond Fund in exchange for that number of full and fractional Class A, Class B and Class C shares of Scudder Global Bond Fund having an aggregate net asset value equal to the ag-gregate net asset value of the shares of the corresponding classes of the Fund as of the close of business on the Valuation Date. Scudder Global Bond Fund will assume all of the liabilities of the Fund. The Fund will distribute the Class A, Class B and Class C shares received in the exchange to the sharehold-ers of the corresponding classes of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

    Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class A, Class B and Class C shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Scudder Global Bond Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the in-terest of economy and convenience, Class A, Class B and Class C shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class A, Class B or Class C shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class A, Class B or Class C shares of Scudder Global Bond Fund distributed in the Reorganization to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certificates.

    Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B or Class C shares of Scudder Global Bond Fund received by the shareholder in connection with the Reorganization.

    The obligations of the Fund and the Acquiring Corporation, on behalf of Scudder Global Bond Fund, under the Plan are subject to various conditions, as stated therein, which includes Scudder Global Bond Fund's adoption of a new investment management agreement. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the par-ties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To provide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by September 1, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writ-ing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determin-ing the number of shares of Scudder Global Bond Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approv-al. For a complete description of the terms and conditions of the Reorganiza-tion, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

    As discussed above, the Reorganization is part of a ZSI initiative that is intended to restructure and streamline the management and operations of the funds ZSI advises. ZSI first proposed the Reorganization to the Trustees of the Fund at a meeting held on May 24, 2000, see "Synopsis -- Background of the Reorganization" above. This initiative includes five major components:

  (i) A change in branding to offer virtually all funds advised by ZSI under the Scudder name, with a concentration on intermediary dis-tribution;

  (ii) The combination of funds with similar investment objectives and policies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved mar-ket acceptance and which are unlikely to reach an efficient operat-ing size;

  (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds cover-ing, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

  (v) The consolidation of certain boards overseeing funds advised by ZSI.

    The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their inde-pendent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of ZSI, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to ZSI's proposals.

    Following the conclusion of this process, the Trustees of the Fund, the board members of other funds involved and ZSI reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization and certain re-lated proposals. The Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . As part of ZSI's overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

  . The combined fund would adopt the Fund's current investment management fee schedule, which is lower than the fee schedule of Scudder Global Bond Fund.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A shares and a portion of the estimated costs of the Reorganization allocated to Class B and Class C shares, manage-ment has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorganization. ZSI agreed to pay a portion of the estimated costs of the Reorganization allocated to Class B and Class C shares and all of the costs of the Reorganization that exceed estimated costs.

    As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Scudder Global Bond Fund after the Reorganization, and between the estimated operating expenses of Scudder Global Bond Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganiza-tion and whether the Reorganization would result in the dilution of share-holder interests; (c) the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Scudder Global Bond Fund to at-tract additional assets; and (f) the investment performance of each Fund.

    As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of the Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

    Costs. The anticipated costs of the Reorganization allocable to the Fund are $48,049, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. Class A shares of the Fund will pay $35,459, which represents 100% of the estimated costs allocable to such class. Class B and Class C shares will pay a portion of their allocable costs of the Reorganization ($3,467 out of $9,974 (34.76%) for Class B shares and $231 out of $2,616 (8.83%) for Class C shares). ZSI is bearing the remaining costs, including any cost overruns (except that Scudder Global Bond Fund is bearing the SEC registration fees which are estimated to be $11,829).

    The estimated costs of the Reorganization borne by the Fund have been expensed, resulting in a reduction of net asset value per share of $0.0064, $0.0050 and $0.0014 for Class A, Class B and Class C shares, respectively. Management of the Fund expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the allocated costs of the Re-organization within six months after the Closing.

    Potential Tax Consequences. Although the Reorganization will be achieved on a federally tax-free basis (see "The Proposed Transaction -- Federal Income Tax Consequences"), there are differences in the Funds' unrealized gains or losses, tax loss carryovers and portfolio turnover rates which may affect the timing and amount of any future capital gain distributions paid to sharehold-ers.

                                       12/31/00               Fiscal Year
                                      Unrealized                 Loss
                                      Gain (Loss)             Carryovers  Fiscal Year
                           12/31/00     as % of   Fiscal Year   as % of    Portfolio
                          Unrealized   12/31/00      Loss      12/31/00    Turnover
                         Gain (Loss)  Net Assets  Carryovers  Net Assets     Rate
                         ------------ ----------- ----------- ----------- -----------
Fund.................... $(1,359,836)   (3.1%)    $32,004,000    71.9%        64%
Scudder Global Bond
 Fund................... $(1,785,181)   (1.2%)    $82,296,000    56.0%        95%

    Scudder Global Bond Fund has a net tax-basis capital loss carryover of $82,296,000 carrying forward into its current fiscal year ending October 31, 2001. This carryover expires $64,329,000 in 2001, $6,778,000 in 2002,
$5,009,000 in 2003, $736,000 in 2004, $493,000 in 2005, $2,311,000 in 2006,
$1,557,000 in 2007, and $1,083,000 in 2008. The Fund has a net tax-basis capi-tal loss carryover of $32,004,000 carrying forward into its current fiscal year ending on June 18, 2001, the proposed date of the Closing. This carryover expires $4,524,000 in 2002, $2,851,000 in 2004, $7,021,000 in 2005, $7,021,000
in 2006, $9,568,000 in 2007 and $1,019,000 in 2008.

    After the Reorganization, the Fund's capital loss carryovers will be available to Scudder Global Bond Fund to offset its capital gains, although the amount of these losses which may offset Scudder Global Bond Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that Scudder Global Bond Fund may not be able to use these losses as rapidly as the Fund might have, and part or all of these losses may not be useable at all. The ability of Scudder Global Bond Fund or the Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previ-ously absorbed by that time; therefore, it is possible that some or all of the these losses will expire unused. In addition, the benefits of any capital loss carryovers currently are available only to the shareholders of each fund re-spectively. After the Reorganization, however, these benefits will inure to all the shareholders of Scudder Global Bond Fund.

    The Trustees of the Fund considered the possibility that shareholders of the Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (share-holders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differ-ing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situa-tion to determine what potential effect, if any, the tax differences shown above may have on them.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with the Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal.

    Based on all the foregoing, the Board concluded that the Fund's participa-tion in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trust-ees, including the Independent Trustees, unanimously recommends that share-holders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

    Scudder Global Bond Fund is a series of the Acquiring Corporation, a cor-poration organized under the laws of the state of Maryland on May 15, 1986. The Acquiring Corporation's authorized capital consists of approximately 1.55 billion shares of capital stock, par value $0.01 per share, approximately 529 million shares of which are allocated to Scudder Global Bond Fund. The Direc-tors of the Acquiring Corporation are authorized to divide the shares of the Acquiring Corporation into separate series. Scudder Global Bond Fund is one of four series of the Acquiring Corporation. The Directors of the Acquiring Cor-poration are also authorized to further divide the shares of the series of the Acquiring Corporation into classes. The shares of Scudder Global Bond Fund are currently divided into five classes: Class S, Class AARP, Class A, Class B and Class C. Although shareholders of different classes of a series have an inter-est in the same portfolio of assets, shareholders of different classes bear different expense levels because distribution costs and certain other expenses approved by the Directors of the Acquiring Corporation are borne directly by the class incurring such expenses.

    Each share of each class of Scudder Global Bond Fund represents an inter-est in Scudder Global Bond Fund that is equal to and proportionate with each other share of that class of Scudder Global Bond Fund. Scudder Global Bond Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees/Directors, there are no material differences be-tween the rights of shareholders of the Fund and the rights of shareholders of Scudder Global Bond Fund, other than as described above in "Other Differences Between the Funds -- Charter Documents."

    The Acquiring Corporation is organized in Maryland, while the Fund is es-tablished in Massachusetts. Under Massachusetts law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains a disclaimer of liability and provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and li-abilities to which a shareholder may become subject by reason of being or hav-ing been a shareholder. Thus, the risk of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obliga-tions. The Acquiring Corporation does not provide such a disclaimer of liabil-ity or indemnification to its shareholders, because Maryland law generally does not impose such liability on shareholders.

Federal Income Tax Consequences

    The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Scudder Global Bond Fund of all or substantially all of the assets of the Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Scudder Global Bond Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Scudder Global Bond Fund and the Fund will each be "a party to a reorganization" within the meaning of Sec-tion 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Scudder Global Bond Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Scudder Global Bond Fund of all of the liabilities of the Fund or upon the distribution of the Class A, Class B and Class C shares to share-holders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Scudder Global Bond Fund will be the same as the basis of such assets of the Fund immediately prior to the trans-fer; (iv) the holding period of the assets of the Fund in the hands of Scudder Global Bond Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Scudder Global Bond Fund upon the receipt of the assets of the Fund in exchange for Class A, Class B and Class C shares and the assumption by Scudder Global Bond Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class A, Class B and Class C shares solely in exchange for their shares of the Fund as part of the transac-tion; (vii) the basis of the Class A, Class B and Class C shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class A, Class B and Class C shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

    After the Closing, Scudder Global Bond Fund may dispose of certain securi-ties received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Scudder Global Bond Fund will be passed on by Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109.

Capitalization

 The following table shows on an unaudited basis the capitalization of Scudder Global Bond Fund and the Fund as of September 30, 2000 and on a pro forma ba-sis as of that date, giving effect to the Reorganization(/1/):

                                                                  Scudder
                                                                Global Bond
                                                                  Fund --
                    Scudder Global              Pro Forma        Pro Forma
                      Bond Fund       Fund     Adjustments        Combined
                    -------------- ----------- -----------      ------------
Net Assets
Class S Shares....   $146,819,340                               $146,819,340
Class A Shares....                 $39,487,513  $(35,459)(/3/)  $ 39,452,054
Class B Shares....                 $ 4,451,809  $ (3,467)(/3/)  $  4,448,342
Class C Shares....                 $ 1,184,918  $   (231)(/3/)  $  1,184,687
                                                                ------------
Total Net Assets..                                              $191,904,423(/2/)
                                                                ============

Shares Outstanding
Class S Shares....     16,526,539                                 16,526,539
Class A Shares....                   5,133,050  (690,251)          4,442,799
Class B Shares....                     577,021   (76,082)            500,939
Class C Shares....                     153,262   (19,851)            133,411

                                                                 Scudder Global
                                                                  Bond Fund --
                                Scudder Global        Pro Forma    Pro Forma
                                  Bond Fund    Fund  Adjustments    Combined
                                -------------- ----- ----------- --------------
Net Asset Value per Share
Class S Shares.................     $8.88                            $8.88
Class A Shares.................                $7.69                 $8.88
Class B Shares.................                $7.72                 $8.88
Class C Shares.................                $7.73                 $8.88

----
(/1/) Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Scudder Global Bond Fund will be received by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Scudder Global Bond Fund that actually will be received on or after such date.
(/2/) Scudder Global Bond Fund -- Pro Forma Combined net assets do not reflect expense reductions that would result from the implementation of Scudder Global Bond Fund's Administration Agreement for an entire year.
(/3/) Represents one-time proxy, legal, accounting and other costs of the Re-organization to be borne by the Fund.

   The Board of Trustees unanimously recommends that the shareholders of the
                    Fund vote in favor of this Proposal 2.

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. However, if the Plan is approved, as described under Proposal 2, PricewaterhouseCoopers LLP will serve as the independent auditors for the combined fund. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so de-sire. Such representatives are expected to be available to respond to appro-priate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund is compatible with maintaining E&Y's independence.

                            Financial Information
                             Systems Design and
       Audit Fees            Implementation Fees                  All Other Fees(/1/)
       ----------           ---------------------                 -------------------
       $47,200                       --                                 $2,700

-----------
(/1/) In addition to the amount shown in the table for the Fund, E&Y received an aggregate amount of $2,785,000, which includes $787,000 for services performed on behalf of the Fund and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

     The Board of Trustees unanimously recommends that shareholders of the
                    Fund vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Acquired Trust, the Acquiring Corpora-tion, the Funds and the Reorganization has been filed with the SEC. The infor-mation regarding the Acquired Trust and the Fund may be obtained without charge by writing to Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling 1-800-621-1048. The information regard-ing the Acquiring Corporation and Scudder Global Bond Fund may be obtained without charge by writing to Scudder Investor Services, Inc., Two Interna-tional Place, Boston, Massachusetts 02110-4103 or by calling 1-800-728-3337.

    The Acquiring Corporation and the Acquired Trust are subject to the infor-mational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Corporation, and those filed by the Acquired Trust, can be inspected and copied at the Public Refer-ence Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Re-gional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Ref-erence Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the prospectuses and statements of addi-tional information for the Funds, materials that are incorporated by reference into the prospectuses and statements of additional information, and other in-formation about the Acquiring Corporation, the Acquired Trust and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tion -- Board Approval of the Proposed Transaction." In addition to solicita-tion by mail, certain officers and representatives of the Fund, officers and employees of ZSI and certain financial services firms and their representa-tives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meet-ing, by executing a superseding proxy or by submitting a notice of revocation to the

Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of busi-ness. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those prox-ies to be voted against that Proposal. For purposes of determining the pres-ence of a quorum for transacting business at the Meeting, abstentions and bro-ker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voting on such election (i.e., the twelve nominees receiving the greatest number of votes will be elected). Approval of Proposal 2 requires the affirmative vote of the holders of a ma-jority of the Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the effect of a "no" vote on Proposal 2.

    Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 4,815,605 Class A shares, 578,828 Class B shares and 144,814 Class C shares of the Fund outstanding.

    As of December 31, 2000, the officers and Directors of the Acquiring Cor-poration as a group owned beneficially less than 1% of the outstanding shares of Scudder Global Bond Fund. Appendix 2 hereto sets forth the beneficial own-ers of more than 5% of each class of each Fund's shares. To the best of the Acquired Trust's and the Acquiring Corporation's knowledge, as of

December 31, 2000, no person owned beneficially more than 5% of any class of either Fund's outstanding shares, except as stated on Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,885.98. As the Meeting date approaches, certain shareholders of the Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich Scudder Investments, Inc., 222 South River-side Plaza, Chicago, Illinois 60606, within a reasonable time before the so-licitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane
Maureen E. Kane
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

 EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 EXHIBIT B:  MANAGEMENT'S DISCUSSION OF SCUDDER GLOBAL BOND FUND'S
             PERFORMANCE

 APPENDIX 1: TRUSTEE AND NOMINEE SHAREHOLDINGS

 APPENDIX 2: BENEFICIAL OWNERS OF FUND SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [    ] day of [       ], 2001, by and among Global/International Fund,
Inc. (the "Acquiring Corporation"), a Maryland corporation, on behalf of Scudder Global Bond Fund (the "Acquiring Fund"), a separate series of the Ac-quiring Corporation, Kemper Global Income Fund (the "Acquired Trust"), a Mas-sachusetts business trust, on behalf of Kemper Global Income Fund (the "Ac-quired Fund" and, together with the Acquiring Fund, each a "Fund" and collec-tively the "Funds"), the only active series of the Acquired Trust, and Zurich Scudder Investments, Inc. ("ZSI"), investment adviser to the Funds (for pur-poses of Paragraph 10.2 of the Agreement only). The principal place of busi-ness of the Acquiring Corporation is 345 Park Avenue, New York, New York 10154. The principal place of business of the Acquired Trust is 222 South Riv-erside Plaza, Chicago, Illinois 60606.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganization (the "Reorgani-zation") will consist of the transfer of all or substantially all of the as-sets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of capital stock ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the dis-tribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corre-sponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabil-ities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord with respect to each class of its shares (the "Acquired Fund Sharehold-ers"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation's Charter, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

    2.2. The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agree-ment, in the event that, as of the Valuation Time, there are no Class A, Class B and/or Class C Acquiring Fund Shares issued and outstanding, then, for pur-poses of this Agreement, the per share net asset value of a Class A, Class B and/or Class C share, as applicable, shall be equal to the net asset value of one Class S Acquiring Fund Share.

    2.3. The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accor-dance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be June 18, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. The Chase Manhattan Bank, custodian for the Acquired Fund, shall de-liver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Brown Brothers Harriman & Company, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, in-cluding all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securi-ties represented by a certificate or other written instrument shall be pre-sented by the custodian for the Acquired Fund to the custodian for the Acquir-ing Fund for examination no later than five business days preceding the Clos-ing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. Kemper Service Company, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Ac-quiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of the Acquired Fund shall include all of the Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing

Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board mem-bers.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund, the only active series of the Acquired Trust, is duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execu-tion, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired

  Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, in-denture, instrument, contract, lease or other undertaking to which the Ac-quired Fund is a party or by which it is bound, and the execution, deliv-ery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accor-dance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabili-ties of the Acquired Fund required to be reflected on a balance sheet (in-cluding the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since December 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquired Fund Shareholders, under cer-tain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of Kemper Service Com-pany, as provided in section 3.4. The Acquired Fund does not have out-standing any options, warrants or other rights to subscribe for or pur-chase any of the Acquired Fund shares, nor is there outstanding any secu-rity convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and market-able title to the Acquired Fund's assets to be transferred to the Acquir-ing Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement consti-tutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorgani-zation, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Corporation, on behalf of the Acquiring Fund, repre-sents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Corporation is a corporation duly organized and val-idly existing under the laws of the State of Maryland with power under the Acquiring Corporation's Charter, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation's Charter. The Acquiring Corporation and Ac-quiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Ac-quiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the prop-erties and assets and to carry on its business as now being conducted, ex-cept authorizations which the failure to so obtain would not have a mate-rial adverse effect on the Acquiring Fund;

      (b) The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such regis-tration is in full force and effect and the Acquiring Fund is in compli-ance in all material respects with the 1940 Act and the rules and regula-tions thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

      (d) The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result
  (i) in violation of Maryland law or of the Acquiring Corporation's Char-ter, as amended, or By-Laws, (ii) in a violation or breach of, or consti-tute a default under, any material agreement, indenture, instrument, con-tract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materi-ally and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its abil-ity to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known con-tingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since October 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights. The Ac-quiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Ac-quired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly is-sued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

      (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquiring Corporation (in-cluding the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in ac-cordance with its terms, subject, as to enforcement, to bankruptcy, insol-vency, fraudulent transfer, reorganization, moratorium and other laws re-lating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will in-clude (i) the declaration and payment of customary dividends and other distri-butions and (ii) such changes as are contemplated by the Funds' normal opera-tions; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representa-tions and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's port-folio, the resulting portfolio will meet the Acquiring Fund's investment objective, poli-cies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 24, 2001.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concern-ing the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. The Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Ac-quiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions con-templated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. The Acquiring Fund and the Acquired Fund shall each use its reason-able best efforts to fulfill or obtain the fulfillment of the conditions pre-cedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Corporation, the Acquired Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, with-out limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorga-nization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Corporation, the Acquired Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

    5.14. At or immediately prior to the Closing, the Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further con-ditions:

    6.1. All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Clos-ing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their af-filiates) against the Acquiring Fund or its investment adviser(s), Board mem-bers or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be af-fected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Corporation has been duly formed and is an existing corporation; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bank-ruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for

  Acquiring Fund Shares pursuant to the Agreement will not, violate the Ac-quiring Corporation's Charter, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation,
  (i) the Acquiring Corporation is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Corporation, (ii) the Acquiring Corporation is duly reg-istered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approv-als or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with ZSI, each in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further condi-tions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or offi-cers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litiga-tion.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a state-ment of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing busi-ness trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolven-cy, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust,
  (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regula-tory consents, authorizations, approvals or filings required to be ob-tained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

    7.5. The Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such ap-proval shall have been delivered to the Acquiring Fund. Notwithstanding any-thing herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all mate-rial respects, of the transactions contemplated hereby shall have been ob-tained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substan-tially to the effect that, based upon certain facts, assumptions and represen-tations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the trans-action; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares re-ceived by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of repre-sentations it shall request of each of the Acquiring Corporation and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (in-cluding, without limitation, the payment of reasonable legal fees and reason-able costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect there-to) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agree-ment.

10. FEES AND EXPENSES

    10.1. Each of the Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and war-rants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that Class A shares of the Acquired Fund will bear $35,459, Class B shares of the Acquired Fund will bear $3,467, Class C shares of the Acquired Fund will bear $231 and the Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $11,829). Any such expenses which are so borne by ZSI will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Sharehold-ers will pay their own expenses, if any, incurred in connection with the Reor-ganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the par-ties, or (ii) by either party if the Closing shall not have occurred on or be-fore September 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and inten-tional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no lia-bility hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresenta-tion, as to each of which all remedies at law or in equity of the party ad-versely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further ap-proval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, New York 10154, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Joseph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to the Acquired Trust mean and refer to the Board members of the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquired Trust conducts its business. It is expressly agreed that the obligations of the Acquired Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquired Trust or the Acquired Fund personally, but bind only the re-spective property of the Acquired Fund, as provided in the Acquired Trust's Declaration of Trust. Moreover, no series of the Acquired Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquired Trust's Board members, on behalf of the Acquired Fund, and this Agreement has been signed by authorized officers of the Acquired Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund, as provided in the Acquired Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each

Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquiring Corporation or the Acquired Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                GLOBAL/INTERNATIONAL FUND, INC.
                                       on behalf of Scudder Global Bond Fund




______________________________________ ______________________________________
Secretary                              By:
                                       Its:


Attest:                                KEMPER GLOBAL INCOME FUND



______________________________________ ______________________________________
Secretary                              By:
                                       Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH
RESPECT TO PARAGRAPH 10.2 HERETO

ZURICH SCUDDER INVESTMENTS, INC.


______________________________________
By:
Its:

                                                                     EXHIBIT B+

       Management's Discussion of Scudder Global Bond Fund's Performance

* The unmanaged Salomon Brothers World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 10.27%. Prior to December 27, 1995, the Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.

***  The Fund commenced operations on March 1, 1991.

     On September 22, 2000, existing shares of the Fund were redesignated as Class S shares. On October 2, 2000, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the Fund for the one year, five year and life of Fund periods would have been lower.

+ Class A, Class B and Class C shares of Scudder Global Bond Fund are newly-created classes and therefore do not have a performance history. Shareholders of Kemper Global Income Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares of Scudder Global Bond Fund, which would reduce performance.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 2000

In the following interview, lead portfolio manager Jan Faller and portfolio manager Jeremy Ragus discuss Scudder Global Bond Fund's strategy and the market environment for the 12-month period ended October 31, 2000.

Q: How did the fund perform over the 12 months ended October 31, 2000?

A: The fund's Class S shares returned -0.84%, outperforming the Salomon Brothers World Government Bond Index (the Salomon Index), which had a -5.08% return over the same period. The negative return of the index is attributable entirely to weakening currencies. While every country in the index had positive bond returns for the year, the currency of every country, with the exception of Canada, lost more value relative to the U.S. dollar than the bonds gained. The two weakest currencies were the euro, which dropped by approximately 20% over the past year, and the Australian dollar, which fell by over 23%. The weak euro has a very significant impact on the index performance as euro-bloc issues represent over 30% of the index, while Australia's much lower weighting makes its influence on overall return correspondingly much lower. The Japanese yen's decline was relatively less severe, at 4.5%, but because the yen constitutes over 25% of the index, the fall in the yen also hurt the performance of the index.

Q: How would you characterize market conditions during this period?

A: The past year has been characterized by low price volatility in nearly all sectors of the interest rate markets. While dollar bloc countries such as the United States and Canada have provided the best returns over the period, all countries had positive returns. The one laggard was Japan, whose very low interest rates and continued borrowing to pay for fiscal spending held back the performance of Japanese government bonds.

Much of the positive performance and low volatility of bonds is attributable to the benign inflation environment around the globe. Meanwhile, although emerging markets also exhibited low volatility and positive performance over the past year, that situation has begun to deteriorate over the past couple of months as investors begin to anticipate the beginnings of a global economic slowdown. The other sector beginning to show more volatility is the U.S. credit market, where high-yield credit spreads, or the difference in yield between high-yield bonds and comparable maturity Treasury securities, have increased dramatically, while investment-grade credit spreads also are increasing.

Q: What were some of the key factors affecting the fund's performance?

A: The dominant driver of the fund's performance was the currency hedging used over the past year. The fund consistently hedged a substantial portion of its euro and yen exposure, protecting it from the decrease in value of those currencies. Further, the fund had little or no exposure to the Australian dollar, which fell substantially relative to the U.S. dollar over the past year.

Another significant factor driving the fund's performance was its exposure to emerging markets. The J.P. Morgan EMBI+ Index, an unmanaged index of emerging market bond performance, was up over 20% in the past year, and the fund has consistently had a small amount of exposure to a number of the countries in this index, including Mexico, Venezuela, Brazil, and Panama.

Other than emerging market securities, the fund held no below-investment-grade securities over the past year and only a moderate amount of high-quality investment-grade bonds. The fund predominantly held developed-country government bonds, such as U.S. Treasuries, German bunds, and British gilts. Prices of high-yield securities have declined as this market has sold off markedly, while investment-grade spreads have also widened, so the fund benefited from this cautious credit posture.

Q: How has renewed global growth, along with rising commodity prices, especially oil, affected your strategy?

A: Typically, growth is the first warning signal that it's time to start reducing exposure to potential changes in interest rates, because growth is seen as a harbinger of inflation. This is not good for bond prices because as inflation expectations increase, interest rates demanded by bond investors also increase, resulting in lower bond prices. Furthermore, rising prices for oil and other energy products have a history of leading to higher inflation. For this reason, we have become cautious about the potential for a pickup in inflation, although we do not want to simply assume that history is going to repeat itself.

In fact, the United States has enjoyed several years of above-average growth without significant inflation. And, while the United States has enjoyed such strong economic growth, it also has had the best bond returns of any country in the Salomon Index. This is due in part to remarkable increases in worker productivity, and in part to a dwindling supply of U.S. government debt as the budget continues to operate at a surplus.

Similarly in Europe, economic growth has begun to pick up and oil prices have increased even more than in the United States due to the fall in the value of the euro. Yet there is no significant evidence of price pressure, and European countries also are benefiting from budget surpluses which reduce the supply of outstanding government debt. Thus, we are carefully watching the mitigating factors which have so far prevented the traditional "growth leads to inflation" scenario from playing out. It currently appears that growth will moderate both in the United States and Europe before inflation has a chance to take hold, which would be positive for those bond markets.

Q: What effect has the continued weakness of the euro had on European bonds?

A: The weak euro has caused a number of market participants to be more cautious about holding European bonds than they might be otherwise. This has certainly contributed to the underperformance of the European bond markets relative to the dollar bloc. Aside from direct currency risk, the weakening euro has caused a number of market participants to be concerned about increasing inflation in the euro-bloc. This concern reduces demand for euro-denominated bonds.

One benefit worth noting is that short-term interest rates in the U.S. are 1.75% higher than they are in Europe. This interest rate differential means that a hedge on euro-denominated bonds increases the yield on a hedged euro bond by 1.75%. This results from the hedge transaction, where the investor is selling the euro, which yields 4.75%, and buying the dollar, which yields 6.5%. Thus, a hedged-dollar investor does not incur a hedging expense but rather gets a hedging benefit, and incurs no currency risk. So, while the weak currency has certainly not helped the European bond market, the ability of the dollar investor to hedge has limited the harm from the weak euro.

Q: What percentage of the portfolio consists of emerging market bonds, and what impact have they had on the fund?

A: As noted earlier, the fund has consistently held a small amount of emerging market securities. On average, the range has been approximately 3% to 7% over the past year. The exposure has been beneficial as emerging market countries generally have performed quite well. In particular, the increase in oil prices helped the debt of Venezuela and other oil-producing countries. Strong global growth also helped emerging market debt to perform positively. In an effort to be defensive, we have attempted to remain out of countries that are experiencing political turmoil such as Peru and the Philippines. Furthermore, we have been avoiding most Asian countries due to the lack of economic growth in that region of the globe.

Q: How significant was the fund's U.S. exposure?

A: The fund had substantial exposure to the U.S. interest rate market and to the U.S. dollar over the entire period. The United States represents over 25% of the Salomon Index; it and Japan are the two largest countries in the index. U.S. holdings are very high quality, consisting of Treasuries, mortgage-backed securities, and a small percentage of investment-grade corporate bonds. As far as currency, the fund consistently held more U.S. dollars than the index, so its currency exposure benefited performance relative to the Salomon Index.

Q: Can you discuss some investments that did not fare well?

A: While the fund consistently held less euros than the benchmark, it did have some exposure to the euro over the past year. As we have already noted, the euro fell substantially relative to the dollar, so any euro exposure hurt performance. We did not want to fully hedge our euro exposure due to the conflicting fundamentals and technicals of the euro. Fundamentally, we believe the euro is undervalued, and has been driven lower primarily due to technical selling (selling that attempts to take advantage of short-term price movements rather than long-term investment considerations) and capital flows from the euro-bloc to the United States. We believe that the euro could turn and strengthen relative to the dollar in the short term if economic fundamentals begin to have more influence over the currency, though it is possible that technical factors could continue to dominate for some time, which would push the euro lower. With such a mixed outlook, we currently believe it would be imprudent and risky to have no exposure to the euro.

Other investments that have not fared well are those holdings with higher credit spreads relative to Treasuries. While emerging markets did well, other higher-rated debt securities have lost value relative to government securities. The fund reduced its exposure to spread product over the past year; however, the benchmark contains only government securities so the spread widening which has occurred on those bonds has hurt the performance of the fund relative to the benchmark. Other than its emerging markets allocation, the fund currently holds only very high quality investment-grade securities. We anticipate that we will maintain those holdings as they offer a yield advantage relative to government bonds and should not widen much further due to their high credit quality.

Q: You have been managing the fund for a little over a year. What changes or enhancements have you made to the investment process?

A: We have focused on two particular aspects relating to the fund. First, we have sought to enhance the process for forecasting potential returns from countries. Second, we have attempted to improve risk control. The return forecasting process is based on a model which helps us determine which of the major interest-rate blocs may outperform or underperform the index. The output from that model serves as a baseline which we combine with fundamental research to provide an overall outlook for the relative performance of interest rates in developed market countries.

Enhancements relating to risk control involve measuring risk relative to both the index and the peer group. This helps us understand how much risk we are taking compared to our published benchmark as well as to our competitors (as determined by Lipper, Inc., an independent analyst of investment performance). Our process allows us to identify sources of risk, such as interest rates, currency, and credit. This risk management, combined with our forecasting process, helps us make investments that we believe offer the best return opportunity -- taking into account the risk associated with the trade. We believe this emphasis on risk management can help keep the fund from underperforming either competitors or the benchmark by too great a degree.

Q: What is your strategy going forward?

A: We are closely watching the behavior of the euro and the U.S. economy and our strategy depends largely on what we observe taking place there. If relative growth rates between the euro-bloc and the United States narrow, and capital flows between the euro-bloc and the United States slow, we believe that the euro could rally relative to the U.S. dollar. Should this scenario unfold, we would consider reducing the fund's euro hedge in an effort to benefit from the strengthening euro.

Our current strategy is very conservative as the U.S. economy appears to be headed for slower growth. Should the slowdown be a "soft landing" in which we return to growth levels that are close to longer-term trends without developing into a recession, this would create a more favorable environment for corporate bond issuers, who would find it easier to meet coupon payments. We would take this opportunity to increase the fund's exposure to quality issuers. Also, this would improve the yield of the fund, enhancing income. If, on the other hand, we experience a "hard landing" in which we experience recessionary conditions, credit spreads in relation to Treasuries could widen, or increase further before improving. In this case, we would maintain the conservative credit strategy for a longer time to avoid holding bonds which have increased risk during slow economic periods.

The opinions expressed are those of the portfolio management team as of October 31, 2000, and may not actually come to pass.

                                  APPENDIX 1

                       Trustee and Nominee Shareholdings

    Many of the nominees and Trustees own shares of the Fund and of other funds in the Kemper Family of Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in the Fund as of December 31, 2000. In addition, the last column in the table represents the aggregate dollar value of all shareholdings as of December 31, 2000 of each Trustee or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to beneficial owner-ship is based on statements furnished to the Fund by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and in-vestment power. Each nominee's and Trustee's individual shareholdings of each class of the Fund constitute less than 1% of the outstanding shares of such class. As a group, the Trustees and officers own less than 1% of the shares of each class of the Fund. All ownership is of Class A shares of the Fund.

                                                                    Aggregate
                                                                  Dollar Value
                                                                   of Holdings
                                                                  in the Kemper
                                                                    Family of
                                                                    Funds For
                                                                   Which Each
                                                                   Person is a
                                                    Kemper Global Board Member
                                                     Income Fund   or Nominee
                                                    ------------- -------------
   John W. Ballantine..............................         0     $   75,486.13
   Lewis A. Burnham................................         0     $1,340,184.39
   Mark S. Casady..................................         0     $   50,562.09
   Linda C. Coughlin...............................         0     $   59,963.12
   Donald L. Dunaway...............................       135     $1,553,693.30
   James R. Edgar..................................         0                 0
   William F. Glavin...............................         0                 0
   Robert B. Hoffman...............................         0     $1,357,197.94
   Donald R. Jones.................................         0     $  618,763.72
   Shirley D. Peterson.............................         0     $  211,323.08
   Fred B. Renwick.................................         0     $   16,183.12
   William P. Sommers..............................       715     $  481,266.32
   John G. Weithers................................         0     $  153,882.29
   All Trustees and Officers as a Group............     2,529               N/A

                                  APPENDIX 2

                       Beneficial Owners of Fund Shares

Kemper Global Income Fund

    As of December 31, 2000, 315,551 shares in the aggregate, or 6.44% of the outstanding shares of Kemper Global Income Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Irene Simpson, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 528,264 shares in the aggregate, or 10.79% of the outstanding shares of Kemper Global Income Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 40,398 shares in the aggregate, or 6.90% of the outstanding shares of Kemper Global Income Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the bene-ficial owner of certain of these shares.

    As of December 31, 2000, 35,950 shares in the aggregate, or 6.14% of the outstanding shares of Kemper Global Income Fund, Class B were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 37,512 shares in the aggregate, or 25.30% of the outstanding shares of Kemper Global Income Fund, Class C were held in the name of Raymond James & Associates, P.O. Box 12749, St. Petersburg, FL 33733 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 23,045 shares in the aggregate, or 15.54% of the outstanding shares of Kemper Global Income Fund, Class C were held in the name of Linsco/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

Scudder Global Bond Fund

    As of December 31, 2000, 114 shares in the aggregate, or 9.70% of the out-standing shares of Scudder Global Bond Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 283 shares in the aggregate, or 24.08% of the outstanding shares of Scudder Global Bond Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc., for Joseph Gaeta, IRA, 345 Park Ave-nue, New York, NY 10154 who may be deemed to be the beneficial owner of cer-tain of these shares.

    As of December 31, 2000, 391 shares in the aggregate, or 33.27% of the outstanding shares of Scudder Global Bond Fund, Class AARP were held in the name of Scudder Trust Company, Custodian for Therese C Sylvestre, 11 North-eastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 211 shares in the aggregate, or 17.95% of the outstanding shares of Scudder Global Bond Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc., for Wayne & Betty Stavoe , IRA, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 176 shares in the aggregate, or 14.97% of the outstanding shares of Scudder Global Bond Fund, Class AARP were held in the name of Zurich Scudder Investments, Inc., for Bert Dibley, IRA, 345 Park Ave-nue, New York, NY 10154 who may be deemed to be the beneficial owner of cer-tain of these shares.

    As of December 31, 2000, 1,794,554 shares in the aggregate, or 11.18% of the outstanding shares of Scudder Global Bond Fund, Class S were held in the name of Charles Schwab Co., 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

     This Proxy Statement/Prospectus is accompanied by Scudder Global Bond Fund's prospectus offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 6, 2001 (File No. 811-04670) and is incorporated by reference herein.

     Kemper Global Income Fund's prospectus dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-05829), is incorporated by reference herein.

     Scudder Global Bond Fund's statement of additional information offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 6, 2001 (File No. 811-04670), is incorporated by reference herein.

                                    PART B

                        GLOBAL/INTERNATIONAL FUND, INC.

         ------------------------------------------------------------

                      Statement of Additional Information
                                 March 6, 2001

         ------------------------------------------------------------

Acquisition of the Assets of      By and in Exchange for Shares of
Kemper Global Income Fund         Scudder Global Bond Fund, a series of
222 South Riverside Plaza         Global/International Fund, Inc.
Chicago, IL 60606                 (the "Acquiring Corporation")
                                  345 Park Avenue
                                  New York, NY 10154-0010

     This Statement of Additional Information is available to the shareholders of Kemper Global Income Fund in connection with a proposed transaction whereby Scudder Global Bond Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper Global Income Fund in exchange for shares of the Scudder Global Bond Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Corporation contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Corporation relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Scudder Global Bond Fund's statement of additional information offering Class A, Class B and Class C shares dated March 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on March 6, 2001 (File No. 811-04670) and is incorporated by reference herein.

2. Scudder Global Bond Fund's annual report to shareholders for the fiscal year ended October 31, 2000, which was previously filed with the Commission via EDGAR on January 2, 2001 (File No. 811-04670) and is incorporated by reference herein.

3. Kemper Global Income Fund's prospectus dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-05829) and is incorporated by reference herein.

4. Kemper Global Income Fund's statement of additional information dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-05829) and is incorporated by reference herein.

5. Kemper Global Income Fund's annual report to shareholders for the fiscal year ended December 31, 2000, which was previously filed with the Commission via EDGAR on February 28, 2001 (File No. 811-05829) and is incorporated by reference herein.

6. The financial statements and schedules of Scudder Global Bond Fund and Kemper Global Income Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 6, 2001 relating to the Reorganization may be obtained by writing Scudder Global Bond Fund at 345 Park Avenue, New York,
New York 10154-0010 or by calling Scudder Investor Services, Inc. at 1-800-728-3337. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2000 /(1)/

                                                                                                            Pro-Forma
                                                                 Scudder           Kemper Global            Combined
                                                               Global Bond       Income Par/Share           Par/Share
           Security Name                                        Par/Share             Amount                 Amount
           -------------                                        ---------             ------                 ------
Repurchase Agreements 2.2%
Repurchase Agreements with DLJ,
  6.50%, 10/02/2000                                             4,060,000                                   4,060,000


Total Repurchase Agreements
(Cost of $4,060,000, $0,
  and $4,060,000 respectively)


Short Term Obligations 0.1%
US DOLLAR
Chase Euro Time Deposit,
  6.375%, 10/02/2000                                                                  156,000                 156,000
TURKISH LIRE
JP Morgan Time Deposit,
  26%, 10/30/2000                                          72,625,163,070                              72,625,163,070


Total Short Term Obligations
(Cost of $111,958, $156,000,
  and $267,958 respectively)                                      156,000


Foreign Denominated Debt Obligations 61%
ARGENTINEAN PESOS 0.6%
Argentine Republic, 6.8125%, 3/31/2005                            340,000             144,000                 484,000
Argentine Republic, 7.625%, 1/30/2017                             525,000             205,000                 730,000




BELGIAN FRANCS 2.2%
Belgium Kingdom, 8.5%, 10/01/2007                               4,000,000                                   4,000,000


BRAZILIAN REALES 1.2%
Federative Republic of Brazil, 7%, 4/15/2009                      285,000             150,000                 435,000
Federative Republic of Brazil, 8%, 4/15/2014                      471,630             162,547                 634,176
Federative Republic of Brazil, 10.125%, 5/15/2027                 379,000             161,000                 540,000
Federative Republic of Brazil, 11.625%, 4/15/2004                 312,000             130,000                 442,000
Federal Republic of Brazil, 14.5%, 10/15/2009                     280,000             125,000                 405,000




BRITISH POUNDS 5.0%
United Kingdom Treasury Bond, 9%, 7/12/2011                     2,100,000             750,000               2,850,000
Midland Bank PLC, 7.625%, 6/15/2006                             1,500,000                                   1,500,000
United Kingdom Treasury Bond, 5.75%, 12/07/2009                 1,500,000                                   1,500,000




BULGARIAN LEV 0.7%
Republic of Bulgaria, 3%, 7/28/2012                               320,000             115,000                 435,000
Republic of Bulgaria, 7.75%, 7/28/2011                            845,000             380,000               1,225,000




CANADIAN DOLLARS 7.0%
Government of Canada, 8.5%, 4/01/2002                           5,550,000           3,450,000               9,000,000
Province of Ontario, 1.875%, 1/25/2010                        642,000,000         110,000,000             752,000,000




CAYMAN DOLLARS 1.9%
Sunamerica Institute Fund, 5.75%, 2/16/2009                                         4,000,000               4,000,000


COLOMBIAN PESO 0.4%
Republic of Columbia, 9.75%, 4/23/2009                            575,000             245,000                 820,000


DANISH KRONER 2.9%
Bundesschatzeisungen, 4%, 12/14/2001                            6,300,000                                   6,300,000



EURO 24.5%
French Government, 5.5%, 4/25/2010                              2,000,000                                   2,000,000
Federal Republic of Germany, 6.25%, 1/04/2024                   9,000,000           3,600,000              12,600,000
Depfa Pfandbrief Bank, 4.75%, 7/15/2008                         4,250,000           2,200,000               6,450,000
Kingdom of Spain, 5.875%, 7/28/2008                                                 4,000,000               4,000,000
French Treasury Note, 4.5%, 7/12/2003                           4,000,000           3,850,000               7,850,000
Caisse D'Amort Dette Cades, 3.375%, 7/12/2004                   6,150,000                                   6,150,000
Ford Motor Credit Corp., 3.75%, 7/12/2004                         930,000           1,400,000               2,330,000
Rheinische Hypo Bank, 4.5%, 8/26/2003                           4,300,000           1,120,000               5,420,000
Government of Spain, 4.5%, 7/30/2004                                                2,050,000               2,050,000
European Investment Bank, 2.125%, 9/20/2007                   300,000,000                                 300,000,000



JAPANESE YEN 6.3%
FNMA Global, 2.125%, 10/09/2007                               630,000,000                                 630,000,000
KFW International Finance, 1.75%, 3/23/2010                   325,000,000                                 325,000,000
Tokyo Electric Power Co., 4.375%, 5/14/2009                     3,600,000                                   3,600,000




MEXICAN PESOS 1.2%
Mexican Value Recovery Rights, 6/30/2003                          385,000             461,000                 846,000
United Mexican States, 11.5%, 5/15/2026                           425,000             180,000                 605,000
United Mexican States, 11.375%, 9/15/16                           595,000             255,000                 850,000
United Mexican States Global Bond, 9.875%, 2/01/2010              300,000             125,000                 425,000




NORWEGIAN KRONER 6.7%
Norweigan Government, 7%, 5/31/2001                            75,000,000          39,570,000             114,570,000


PHILIPPINE PESOS 0.3%
Republic of Philippines, 10.625%, 3/16/2025                       520,000             225,000                 745,000


VENEZUELAN BOLIVARS 0.3%
Republic of Venezuela, 7.875%, 12/18/2007                         357,140             178,570                 535,710
Republic of Venezuela Global, 9.25%, 9/15/2027                     50,000                                      50,000



Total Foreign Denominated Debt Obligations
(Cost of $92,854,579, $35,756,677,
  and $128,611,256 respectively)                                                                           114,438,772


U.S. Denominated Debt Obligations 36.7%
DaimlerChrysler AG, 7.45%, 3/01/2027                            1,825,000                                   1,825,000
IBM Corp., 5.375%, 2/01/2009                                    2,300,000                                   2,300,000
General Motors Acceptance Corp., 6.875%, 9/09/2004              1,700,000           1,670,000               3,370,000
Government National Mortgage Association Pass-thru, 7%,
  various to 4/15/2029                                          4,312,019                                   4,312,019
U.S. Treasury Bond, 7.5%, 11/15/2016                            5,375,000           1,300,000               6,675,000
U.S. Treasury Bond, 8.5%, 2/21/2020                             1,810,000           1,495,000               3,305,000
U.S. Treasury Bond, 5.25%, 11/15/2028                           2,400,000                                   2,400,000
U.S. Treasury Note, 5.25%, 10/15/2006                           3,725,000                                   3,725,000
U.S. Treasury Note, 5.625%, 12/31/2002                         12,390,000           1,730,000              14,120,000
U.S. Treasury Note, 6%, 8/15/2004                               1,485,000           1,360,000               2,845,000
U.S. Treasury Note, 6%, 8/15/2009                               5,000,000                                   5,000,000
U.S. Treasury Note, 7.875%, 8/15/2001                             600,000           1,000,000               1,600,000
U.S. Treasury Note, 6.5%, 8/15/2005                             9,725,000                                   9,725,000
Federal National Mortgage Association, 2.125%, 10/09/2007                         210,000,000             210,000,000
Federal National Mortgage Association, 5.125%, 2/13/2004        2,593,000                                   2,593,000




















                                                               Scudder Global      Kemper Global          Pro-Forma
                                                                  Bond             Income Market          (Combined Market
           Security Name                                      Market Value ($)     Value ($)              Value ($)
           -------------                                     --------------------------------------------------------
Repurchase Agreements 2.2%
Repurchase Agreements with DLJ,
  6.50%, 10/02/2000                                             4,060,000                                   4,060,000

                                                           ----------------------------------------------------------
Total Repurchase Agreements
(Cost of $4,060,000, $0,
  and $4,060,000 respectively)                                  4,060,000                                   4,060,000
                                                           ==========================================================

Short Term Obligations 0.1%
US DOLLAR
Chase Euro Time Deposit,
  6.375%, 10/02/2000                                                                  156,000                 156,000
TURKISH LIRE
JP Morgan Time Deposit,
  26%, 10/30/2000                                                 109,272                                     109,272

                                                           ----------------------------------------------------------
Total Short Term Obligations
(Cost of $111,958, $156,000,
  and $267,958 respectively)                                      109,272             156,000                 265,272
                                                           ==========================================================

Foreign Denominated Debt Obligations 61%
ARGENTINEAN PESOS 0.6%
Argentine Republic, 6.8125%, 3/31/2005                            311,100             131,760                 442,860
Argentine Republic, 7.625%, 1/30/2017                             469,875             183,475                 653,350
                                                           ----------------------------------------------------------
                                                                  780,975             315,235               1,096,210
                                                           ----------------------------------------------------------

BELGIAN FRANCS 2.2%
Belgium Kingdom, 8.5%, 10/01/2007                               4,125,550                                   4,125,550
                                                           ----------------------------------------------------------

BRAZILIAN REALES 1.2%
Federative Republic of Brazil, 7%, 4/15/2009                      249,731             131,437                 381,168
Federative Republic of Brazil, 8%, 4/15/2014                      360,796             124,348                 485,144
Federative Republic of Brazil, 10.125%, 5/15/2027                 293,725             124,775                 418,500
Federative Republic of Brazil, 11.625%, 4/15/2004                 322,296             134,290                 456,586
Federal Republic of Brazil, 14.5%, 10/15/2009                     309,400             138,125                 447,525
                                                           ----------------------------------------------------------
                                                                1,535,948             652,975               2,188,923
                                                           ----------------------------------------------------------

BRITISH POUNDS 5.0%
United Kingdom Treasury Bond, 9%, 7/12/2011                     4,047,060           1,445,376               5,492,436
Midland Bank PLC, 7.625%, 6/15/2006                             1,522,170                                   1,522,170
United Kingdom Treasury Bond, 5.75%, 12/07/2009                 2,301,104                                   2,301,104
                                                           ----------------------------------------------------------
                                                                7,870,334           1,445,376               9,315,710
                                                           ----------------------------------------------------------

BULGARIAN LEV 0.7%
Republic of Bulgaria, 3%, 7/28/2012                               232,400              83,518                 315,918
Republic of Bulgaria, 7.75%, 7/28/2011                            640,619             288,089                 928,708
                                                           ----------------------------------------------------------
                                                                  873,019             371,607               1,244,626
                                                           ----------------------------------------------------------

CANADIAN DOLLARS 7.0%
Government of Canada, 8.5%, 4/01/2002                           3,832,610           2,382,433               6,215,043
Province of Ontario, 1.875%, 1/25/2010                          5,912,907           1,013,115               6,926,022
                                                           ----------------------------------------------------------
                                                                9,745,517           3,395,548              13,141,065
                                                           ----------------------------------------------------------

CAYMAN DOLLARS 1.9%
Sunamerica Institute Fund, 5.75%, 2/16/2009                                         3,599,760               3,599,760
                                                           ----------------------------------------------------------

COLOMBIAN PESO 0.4%
Republic of Columbia, 9.75%, 4/23/2009                            461,437             196,612                 658,049
                                                           ----------------------------------------------------------

DANISH KRONER 2.9%
Bundesschatzeisungen, 4%, 12/14/2001                            5,489,832                                   5,489,832
                                                           ----------------------------------------------------------


EURO 24.5%
French Government, 5.5%, 4/25/2010                              1,778,187                                   1,778,187
Federal Republic of Germany, 6.25%, 1/04/2024                   8,530,485           3,412,194              11,942,679
Depfa Pfandbrief Bank, 4.75%, 7/15/2008                         3,517,018           1,820,574               5,337,592
Kingdom of Spain, 5.875%, 7/28/2008                                                 3,759,720               3,759,720
French Treasury Note, 4.5%, 7/12/2003                           3,471,002           3,340,840               6,811,842
Caisse D'Amort Dette Cades, 3.375%, 7/12/2004                   5,071,433                                   5,071,433
Ford Motor Credit Corp., 3.75%, 7/12/2004                         761,584           1,146,471               1,908,055
Rheinische Hypo Bank, 4.5%, 8/26/2003                           3,701,747             964,176               4,665,923
Government of Spain, 4.5%, 7/30/2004                                                1,759,181               1,759,181
European Investment Bank, 2.125%, 9/20/2007                     2,878,801                                   2,878,801
                                                           ----------------------------------------------------------
                                                               29,710,257          16,203,156              45,913,413
                                                           ----------------------------------------------------------
JAPANESE YEN 6.3%
FNMA Global, 2.125%, 10/09/2007                                 6,012,153                                   6,012,153
KFW International Finance, 1.75%, 3/23/2010                     2,981,060                                   2,981,060
Tokyo Electric Power Co., 4.375%, 5/14/2009                     2,814,020                                   2,814,020
                                                           ----------------------------------------------------------
                                                           ----------------------------------------------------------
                                                               11,807,233                                  11,807,233
                                                           ----------------------------------------------------------
MEXICAN PESOS 1.2%
Mexican Value Recovery Rights, 6/30/2003                                -                   -                       -
United Mexican States, 11.5%, 5/15/2026                           514,781             218,025                 732,806
United Mexican States, 11.375%, 9/15/16                           691,687             296,437                 988,124
United Mexican States Global Bond, 9.875%, 2/01/2010              318,750             132,812                 451,562
                                                           ----------------------------------------------------------
                                                                1,525,218             647,274               2,172,492
                                                           ----------------------------------------------------------

NORWEGIAN KRONER 6.7%
Norweigan Government, 7%, 5/31/2001                             8,223,924           4,338,942              12,562,866
                                                           ----------------------------------------------------------

PHILIPPINE PESOS 0.3%
Republic of Philippines, 10.625%, 3/16/2025                       440,700             190,687                 631,387
                                                           ----------------------------------------------------------

VENEZUELAN BOLIVARS 0.3%
Republic of Venezuela, 7.875%, 12/18/2007                         305,354             152,677                 458,031
Republic of Venezuela Global, 9.25%, 9/15/2027                     33,625                                      33,625
                                                           ----------------------------------------------------------
                                                                  338,979             152,677                 491,656
                                                           ----------------------------------------------------------
Total Foreign Denominated Debt Obligations
(Cost of $92,854,579, $35,756,677,
  and $128,611,256 respectively)
                                                           ==========================================================

U.S. Denominated Debt Obligations 36.7%
DaimlerChrysler AG, 7.45%, 3/01/2027                            1,733,202                                   1,733,202
IBM Corp., 5.375%, 2/01/2009                                    2,069,839                                   2,069,839
General Motors Acceptance Corp., 6.875%, 9/09/2004              2,517,177           2,472,757               4,989,934
Government National Mortgage Association Pass-thru, 7%,
  various to 4/15/2029                                          4,247,338                                   4,247,338
U.S. Treasury Bond, 7.5%, 11/15/2016                            6,126,640           1,481,792               7,608,432
U.S. Treasury Bond, 8.5%, 2/21/2020                             2,293,034           1,893,970               4,187,004
U.S. Treasury Bond, 5.25%, 11/15/2028                           2,151,000                                   2,151,000
U.S. Treasury Note, 5.25%, 10/15/2006                           3,828,033                                   3,828,033
U.S. Treasury Note, 5.625%, 12/31/2002                         12,293,230           1,716,488              14,009,718
U.S. Treasury Note, 6%, 8/15/2004                               1,489,410           1,364,039               2,853,449
U.S. Treasury Note, 6%, 8/15/2009                               5,025,000                                   5,025,000
U.S. Treasury Note, 7.875%, 8/15/2001                             607,686           1,012,810               1,620,496
U.S. Treasury Note, 6.5%, 8/15/2005                             9,969,681                                   9,969,681
Federal National Mortgage Association, 2.125%, 10/09/2007                           2,004,063               2,004,063
Federal National Mortgage Association, 5.125%, 2/13/2004        2,481,186                                   2,481,186
                                                           ----------------------------------------------------------
Total U.S. Denominated Debt Obligations
(Cost of $57,142,479, $12,097,272,
  and $69,239,751 respectively)                                56,832,456          11,945,919              68,778,375
                                                           ==========================================================


TOTAL INVESTMENT PORTFOLIO - 100%
(Cost of $154,169,016, $48,009,949,
  and $202,178,965 respectively)                              143,930,651          43,611,968             187,542,419
                                                           ==========================================================

--------------------
/(1)/ It is not expected that any of the securities will have to be sold as a result of the Reorganization. However, the foregoing sentence shall not be deemed to restrict in any way the ability of the investment manager of the Acquiring Fund to buy or sell securities in the normal course of such Fund's business and operations.

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

       PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                     AS OF SEPTEMBER 30, 2000 (UNAUDITED)

                                           Scudder            Kemper           Pro Forma          Pro Forma
                                         Global Bond      Global Income       Adjustments         Combined
                                         -----------      -------------       -----------         --------
Investments, at value                   $ 143,930,651     $ 43,611,768                         $ 187,542,419
Cash                                        1,009,840          622,234                             1,632,074
Other assets less liabilities               1,878,849          890,238         $ (39,157) (2)      2,729,930
                                        --------------    -------------        ----------      --------------
Total Net assets                        $ 146,819,340     $ 45,124,240         $ (39,157)      $ 191,904,423
                                        ==============    =============        ==========      ==============

Net Assets
Class S Shares                          $ 146,819,340                                          $ 146,819,340
Class A Shares                                            $ 39,487,513         $ (35,459)      $  39,452,054
Class B Shares                                            $  4,451,809         $  (3,467)      $   4,448,342
Class C Shares                                            $  1,184,918         $    (231)      $   1,184,687
Share Outstanding
Class S Shares                             16,526,539                                             16,526,539
Class A Shares                                               5,133,050          (690,251)          4,442,799
Class B Shares                                                 577,021           (76,082)            500,939
Class C Shares                                                 153,262           (19,851)            133,411
Net Asset Value per Share
Class S Shares                          $        8.88                                          $        8.88
Class A Shares                                            $       7.69                         $        8.88
Class B Shares                                            $       7.72                         $        8.88
Class C Shares                                            $       7.73                         $        8.88

             PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
       FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)


                                                                 Scudder             Kemper           Pro Forma         Pro Forma
                                                               Global Bond       Global Income       Adjustments         Combined
                                                               -----------       -------------       -----------         --------
Investment Income:
  Interest income                                               $ 4,639,367      $ 3,133,713         $      --        $  7,773,080
                                                               --------------------------------------------------------------------
            Total Investment Income                               4,639,367        3,133,713                             7,773,080
  Expenses
     Management fees                                                569,315          397,332                --             966,647
     12B-1                                                                -           55,235           117,571   (3)       172,806
     Trustees Fees                                                   47,805           25,519           (25,519)  (4)        47,805
     All other expenses                                             466,578          428,813          (395,473)  (5)       499,918
                                                               ------------------------------------------------     ---------------
                                                               --------------------------------------------------------------------
  Total expenses before reductions                                1,083,698          906,899          (303,421)          1,687,176
  Expense reductions                                                (78,142)               -            78,142   (6)             -
                                                               --------------------------------------------------------------------
  Expenses, net                                                   1,005,556          906,899          (225,279)          1,687,176
                                                               --------------------------------------------------------------------
                                                               --------------------------------------------------------------------
Net investment income (loss)                                      3,633,811        2,226,814           225,279           6,085,904
                                                               --------------------------------------------------------------------


Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments                      (2,828,946)      (1,097,733)               --          (3,926,679)

  Net unrealized appreciation (depreciation)
     of investments                                              (7,973,446)      (1,899,746)               --          (9,873,192)
                                                               --------------------------------------------------------------------

Net increase in net assets from operations                     $ (7,168,581)     $  (770,665)        $ 225,279        $ (7,713,966)
                                                               ====================================================================


Notes to Pro Forma Combining Financial Statements
(Unaudited)
September 30, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 2000 for Scudder Global Bond Fund and Kemper Global Income Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $39,157 to be borne by Kemper Global Income Fund.

3. Reclassification of accounting service fees as being covered under the 12b-1 plan.

4. Reduction in trustee fees resulting from the Reorganization.

5. Represents reduction in other expenses resulting from the utiliztation of Scudder Global Bond Fund's administrative fee for the entire year and reclassification of accounting service fees as being covered under the 12b-1 plan.

6. Represents elimination of fee waivers.

Thank You

for mailing your proxy card promptly!


                              We appreciate your
                            continuing suppport and
                            look forward to serving
                         your future investment needs

Kemper Funds

Kemper Global Income Fund

                                                                KP GLobal Inc #4

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                           KEMPER GLOBAL INCOME FUND

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]



PROPOSAL 2

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Global Bond Fund, (ii) each shareholder of the Fund would receive shares of Scudder Global Bond Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 3

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE